UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Seawright Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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SCHEDULE 14C INFORMATION STATEMENT

(Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended)

SEAWRIGHT HOLDINGS, INC.
600 Cameron Street
Alexandria, VA 22314

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 11, 2012, to the holders of record (the “Stockholders”) of the outstanding common stock , $0.001 par value per share (the “Common Stock”) of Seawright Holdings, Inc., a Delaware corporation (the “Company”), as of the close of business on September 6, 2012 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent in lieu of a meeting, dated September 6, 2012, (the “Written Consent”) of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Consenting Stockholder”).

The Written Consent authorized an amendment of our Certificate of Incorporation (the “Certificate”) to increase the Company's total authorized shares of capital stock to 100,000,000 shares, consisting of 99,000,000 shares of common stock and 1,000,000 shares of preferred stock (the “Amendment”).

The Written Consent constitutes the consent of a majority of the shares of our capital stock issued and outstanding as of the Record Date, and is sufficient under the Delaware corporation Law and the Company’s Certificate of Incorporation to approve the Amendment. Accordingly, the Amendment is not presently being submitted to the Company’s other Stockholders for a vote. The action by Written Consent will become effective when the Company files the Amendment with the Delaware Secretary of State (the “Effective Date”).

This is not a notice of a meeting of Stockholders and no Stockholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing Stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C. Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Seawright Holdings, Inc.

By Order of the Board of Directors,

/s/ Joel P. Sens
Joel P. Sens, Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 11, 2012, to Stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Consenting Stockholders.

Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate Chief Executive Officer at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE CONSENTING STOCKHOLDERS

Under the Delaware corporation Law, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Amendment requires the affirmative vote or written consent of a majority of the votes entitled to be cast.

On the Record Date, we had 18,612,381 shares of Common Stock issued and outstanding, and 90,554.05 shares of Series B Convertible Preferred Stock (the “Preferred Stock”) issued and outstanding.  Each share of Common Stock is entitled to one vote per share and each share of Series B Convertible Preferred Stock (the “Preferred Stock”) is entitled to two hundred and fifty (250) votes per share on any matter which may properly come before the stockholders.  Therefore, on the Record Date there was an aggregate of 41,250,830.5 votes entitled to be cast on the Amendment.

On September 6, 2012, our board of directors (the “Board of Directors”) unanimously adopted a resolution approving the Amendment and recommended that the stockholders approve the Amendment.  In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.  Pursuant to Section 228 of the Delaware General Corporation Law, the Consenting Stockholder voted in favor of the Amendment in a written consent dated September 6, 2012.  The Consenting Stockholder is the record or beneficial owner of 90,554.05 shares of Preferred Stock and 5,300 shares of Common Stock, which constitutes 54.9% of the issued and outstanding votes of Common Stock and Preferred Stock voting as a single group, and was sufficient to approve the Amendment.  No consideration was paid for the consent.  The Consenting Stockholder’s name, affiliation with the Company and beneficial holdings are as follows:

Name	Affiliation	Common Stock	Common Stock Percentage (1)	Preferred Stock	Preferred Stock Percentage (2)

Joel P. Sens (3)	Director, Chief Executive Officer	5,300	0.00%	90,554.05	100%

(1)	Based on 18,612,318 shares of Common Stock issued and outstanding on the Record Date.

(2)	Based on 90,554.05 shares of Preferred Stock issued and outstanding on the Record Date.

(3)	Mr. Sens’s shares of Common Stock and Preferred Stock are owned by him outright.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Amendment. The Company is not seeking written consent from any other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by written consent and giving Stockholders notice of such actions taken as required by the Exchange Act.

The Company will, when permissible following the expiration of the 20 day period mandated by Rule 14c-2 and the provisions of the Delaware General Corporation Law, file the Amendment with the Delaware Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to Stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 20,000,000 shares of capital stock, consisting of 19,900,000 shares of Common Stock, par value $0.001 per share, and 100,000 shares of preferred stock, par value $0.001 per share.

Common Stock

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Common Stockholders do not have preemptive rights to purchase shares in any future issuance of our Common Stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of Common Stock.

The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our Board of Directors. Our Board of Directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future.  In the event of our liquidation, dissolution or winding up, holders of our Common Stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our Common Stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our Common Stock are issued, the relative interests of existing Common Stockholders will be diluted.

Preferred Stock

We may issue shares of preferred stock in one or more classes or series within a class as may be determined by our Board of Directors, who may establish the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. Moreover, under certain circumstances, the issuance of preferred stock or the existence of the un-issued preferred stock might tend to discourage or render more difficult a merger or other change in control.

We have designated all 100,000 shares of our preferred stock for our Series B Convertible Preferred Stock (the Preferred Stock).  Each share of Preferred Stock is:

•
entitled to be paid dividends in an amount equal to the amount of dividends that would be received if the share were converted into Common Stock immediately prior to the record date for any dividend paid on the Common Stock.

•
entitled to a liquidation preference equal to the amount original purchase price of the Preferred Stock prior to any distribution on the common stock in any liquidation, dissolution or winding up of the Company.

•	entitled to two hundred and fifty votes (250) per share on any matter to which stockholders are entitled to vote.

•	convertible into twenty (20) shares of Common Stock.

Finally, the Company may not (a) increase or decrease the total number of Preferred Shares, (b) issue or obligate itself to issue any other share of capital stock senior to or on a parity with the Preferred Shares, (c) authorize or effect a recapitalization or reclassification of any of the outstanding shares of capital stock of the Company, or (d) redeem or purchase any shares of Common Stock other than the repurchase of Common Stock issued to officers, directors, employees and other service providers upon termination of their employment or services pursuant to agreements providing the Corporation such a right of repurchase with any Preferred Shares are outstanding without first obtaining the approval of a majority of the outstanding Preferred Shares voting as a single class.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 6, 2012, with respect to the beneficial ownership of our common stock by (i) all of our directors, (ii) each of our executive officers named in the Summary Compensation Table, (iii) all of our directors and named executive officers as a group, and (iv) all persons known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Joel Sens (2) 600 Cameron Street Alexandria, Virginia 22314	1,816,381	8.9%

All Officers and Directors as a Group	1,816,381	8.9%

(1)	Based upon 18,612,318 shares of Common Stock issued and outstanding as of September 6, 2012.

(2)	Mr. Sens’s ownership consists of 5,300 shares of Common Stock owned outright, and 90,554.05 shares of Preferred Stock, which are presently convertible into 1,811,081 shares of Common Stock.

AMENDMENT TO CERTIFICATE OF INCORPORATION

On September 6, 2012, our Board of Directors approved, subject to receiving the approval of the holders of a majority of the Company’s outstanding capital stock, the Amendment to our Certificate of Incorporation, which amends our current Certificate of Incorporation to increase our authorized shares of Capital Stock to 100,000,000 shares, of which 99,000,000 will be Common Stock and 1,000,000 will be Preferred Stock (the “Amendment”). We are presently authorized to issue only 20,000,000 shares of capital stock, of which 19,900,000 shares are Common Stock and 100,000 shares are Preferred Stock.  As of the Record Date, we had 18,612,318 shares of Common Stock issued and outstanding and 90,554.05 shares of Preferred Stock issued and outstanding. The Consenting Stockholder approved the Amendment pursuant to a Written Consent dated as of September 6, 2012.

In 2003, we purchased property containing a natural spring in Mt. Sidney, Virginia, and planned to market our spring water on a retail basis.  However, we ultimately determined that we did not have the capital resources to market and distribute our bottled water as a retail brand, and therefore we discontinued that business strategy. Our business strategy is now focused on negotiating bulk sales of our water to other bottlers, or to municipal, commercial or agricultural users.  We also decided to enter the business of owning oil and gas properties, but have not completed the purchase of any such properties to date.  However, to enter the oil and gas business we need additional authorized shares, either to issue for capital to acquire oil and gas properties or to issue to sellers of oil and gas properties.  We do not know how many shares we will have to issue to raise the capital to complete the acquisition of the oil and gas properties.  We do not plan to seek further authorization from shareholders before issuing shares to raise capital to fund the purchase of any acquisition.  There will be no effect on the rights of existing security holders from the issuance of shares to fund the acquisition of oil and gas properties other than the dilution of their interest in the Company. However, we need the ability to issue more shares of our Common Stock in order to finance our possible expansion into the oil and gas business.

We also are left with a substantial amount of indebtedness resulting from our failed effort to market our spring water on a retail basis, and we need the ability to issue more shares of our Common Stock to settle our indebtedness. We do not know how many shares we will have to issue to settle our indebtedness, and we do not plan to seek further authorization from shareholders before issuing shares to settle indebtedness.  There will be no effect on the rights of existing security holders from the issuance of shares to settle indebtedness other than the dilution of their interest in the Company.

Therefore, the Board of Directors has determined that it is the best interests of the Company to increase the number of authorized shares of common stock by approving the Amendment. The Amendment will increase the number of authorized shares of Common Stock to 99,000,000 and the number of authorized shares of preferred stock to 1,000,000.

No vote of holders of outstanding shares of the Company, other than the Consenting Stockholder, is necessary for approval of the Amendment.  It is anticipated that the Amendment will be filed of record and be effective on the 21st day after this Information Statement is first mailed to shareholders. Shareholders will have no dissenters' or appraisal rights with respect to the Amendment.

FINANCIAL STATEMENTS

Audited annual financial statements for the Company for the years ending December 31, 2011 and 2010 and unaudited interim financial statements for the six months ended June 30, 2012 are provided at Exhibits A and B, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

General Overview

In 2003, we purchased property containing a spring located in Mt. Sidney, Virginia in the Shenandoah Valley with the intention of developing a spring water distribution business. The spring has a flow in excess of 1,000,000 gallons of water daily.

We chose to develop and acquire packaging for selling our water under the brand names Seawright Springs and Quibell. We developed two proprietary Polyethylene Terephthalate, or PET, bottles in a 16.9 ounce size and a 33.8 ounce size. In addition, in June 2005 we acquired from Quibell glass bottle designs for various sized bottles (including 237 ml, 385 ml, 750 ml and 1 liter sizes) as well as labels for various sized sparkling water bottles, spring water bottles and tea bottles (including 237 ml, 385 ml, 750 ml, 1 liter, 1.5 liter and 16.9 ounce bottles).

We ultimately determined that we did not have the capital resources to market and distribute our bottled water as a retail brand, and therefore we discontinued that business strategy. Our business strategy is now focused on negotiating bulk sales of our water to other bottlers, or to municipal, commercial or agricultural users. The fair value of the intangible assets acquired from Quibell was impaired and reduced to $0 as of December 31, 2007.

We do not anticipate that our business will require substantial additional capital to the extent it involves the sale of water in bulk from our existing property, because we expect that such sales will be handled by our existing officer.  However, we are also considering complimentary acquisitions of other natural resources properties, and will need to raise new capital to complete any acquisitions.

Results of Operations for the Fiscal Years ended December 31, 2011 and 2010

During the years ended December 31, 2010 and 2011, $0 of revenue was generated from the Mt. Sidney spring from on-site sales.  We have discontinued trying to market our bottled water as a retail brand, and have shifted our focus to negotiating bulk sales of our water to other bottlers, or to municipal, commercial or agricultural users.  Because of the change in our business strategy, we do not believe that past revenues are reflective of our future revenues.

From our inception through December 31, 2011, we have incurred an accumulated deficit of $9,846,663. These losses were associated principally with maintenance and engineering costs associated with the spring site, including testing of water quality, stock issuances to our founders, legal, consulting and accounting fees and costs in connection with the development of our business plan, market research, and the preparation of our registration statement.

We incurred operating expenses of $494,173 during the year ended December 31, 2010 as compared to $405,912 of expenses during the year ended December 31, 2011. Expenses for the year ended December 31, 2010 and 2011 are composed principally of salary, legal and accounting fees, and consulting fees. The Company’s operations have been further reduced in the year ended December 31, 2011 as compared to the year ended December 31, 2010.

We realized total other income of $179,051 in the year ended December 31, 2010, as compared to total other expenses of ($493,389) for the year ended December 31, 2011. Other income for the year ended December 31, 2010 was primarily attributable to a gain of approximately $786,000 from the settlement of debt, net of interest expenses of approximately $644,000. Other expenses for the year ended December 31, 2011 was mainly attributable to interest expenses for existing loans.

During the years ended December 31, 2010 and 2011, we incurred net losses of ($315,122) and ($899,301), respectively.

Results of Operations for the three and six months ended June 30, 2012 and 2011

Three months ended June 30, 2012 and 2011

During the three months ended June 30, 2012 and 2011, we generated no revenues.  We have discontinued trying to market our bottled water as a retail brand, and have shifted our focus to negotiating bulk sales of our water to other bottlers, or to municipal, commercial or agricultural users.  Because of the change in our business strategy, we do not believe that past revenues are reflective of our future revenues.

From our inception through June 30, 2012, we have incurred net losses of $10,255,466. These losses were associated principally with maintenance and engineering costs associated with the spring site, including testing of water quality, stock issuances to our founders, legal, consulting and accounting fees and costs in connection with the development of our business plan, market research, interest and financing expenses, and the preparation of our registration statements.

We incurred operating expenses of $102,784 during the three months ended June 30, 2012 as compared to expenses of $88,393 during the three months ended June 30, 2011. Expenses for the three months ended June 30, 2012 and 2011 are composed principally of salary, legal, accounting, and consulting fees.  The increase in the current period as compared to the same period last year was primarily due to increases in professional fees incurred.

We incurred total other expenses of $79,293 for the three months ended June 30, 2012, as compared  to total other expenses of $93,078 for the three months ended June 30, 2011. Other expense in both periods was mainly attributable to interest and financing expense on borrowed funds. The decrease in interest and financing expenses in the three months ended June 30, 2012 as compared to the same period ended June 30, 2011 was mainly due to approximately $12,747 debt discount on certain notes.

During the three months ended June 30, 2012 and 2011, we incurred net loss of $185,343 and $184,782, respectively.

Six months ended June 30, 2012 and 2011

During the six months ended June 30, 2012 and 2011, we generated no revenues.  We have discontinued trying to market our bottled water as a retail brand, and have shifted our focus to negotiating bulk sales of our water to other bottlers, or to municipal, commercial or agricultural users.  Because of the change in our business strategy, we do not believe that past revenues are reflective of our future revenues.

From our inception through June 30, 2012, we have incurred net losses of $10,255,466. These losses were associated principally with maintenance and engineering costs associated with the spring site, including testing of water quality, stock issuances to our founders, legal, consulting and accounting fees and costs in connection with the development of our business plan, market research, interest and financing expenses, and the preparation of our registration statements.

We incurred operating expenses of $209,133 during the six months ended June 30, 2012 as compared to expenses of $188,322 during the six months ended June 30, 2011. Expenses for the six months ended June 30, 2012 and 2011 are composed principally of salary, legal, accounting, and consulting fees. The increase in the current period as compared to the same period last year was primarily due to increases in professional fees incurred.

We incurred total other expenses of $193,138 for the six months ended June 30, 2012, as compared  to total other expenses of $281,543 for the six months ended June 30, 2011. Other expense in both periods was mainly attributable to interest and financing expense on borrowed funds. However, in the six months ended June 30, 2012, we incurred a net gain of $23,096 from settlement of debt and accounts payable. The decrease in interest and financing expenses in the six months ended June 30, 2012 as compared to the same period ended June 30, 2011 was mainly due to approximately $75,000 late charges incurred on January 1, 2011 upon the expiration of forbearance agreements on certain notes.

During the six months ended June 30, 2012 and 2011, we incurred net loss of $408,803 and $476,487, respectively.

Liquidity and Sources of Capital

The following table sets forth the major sources and uses of cash for the six months ended June 30, 2012 and 2011:

	Six months ended June 30,
	2012	2011
Net cash used in operating activities	$-	$(101,736
Net cash used in investing activities	-	-
Net cash provided by financing activities	-	101,736
Net increase in cash and cash equivalents	$-	$-

As of June 30, 2012, we had working capital deficit (total current liabilities in excess of total current assets) of $3,433,160, no available cash balance, an accounts payable and accrued liabilities balance of $1,104,261, notes payable and convertible notes payable of $2,217,482, other current liabilities of $50,000, and due to officer of $61,417. The Company had no bank account at June 30, 2012 and 2011, and all operating costs and expenses were paid directly by officers or lenders.

While we have raised the capital necessary to meet our working capital and financing needs in the past, additional financing is required in order to meet our current and projected cash flow deficits from operations and development. Funds will be needed to meet certain of our obligations that are secured by our property in Mt. Sydney, Virginia, and to fund general and administrative expenses.  We have been working on business development in recent years to fund our cash needs from the bulk sale of our spring water, but if we are not able to negotiate a bulk sales agreement in a timely fashion, we will need to raise new capital to fund our cash needs.

If we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources on terms acceptable to us, this could have a material adverse effect on our business, results of operations, liquidity and financial condition.

OTHER INFORMATION

For more detailed information on the Company and other information about the business and operations of the Company, including financial statements and other information, you may refer to other periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our Chief Executive Officer at the address specified above.

Dated this 11th day of October, 2012.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Joel P. Sens

Joel P. Sens, Chief Executive Officer

EXHIBIT A

SEAWRIGHT HOLDINGS, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2011 and 2010

AND PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION)
TO DECEMBER 31, 2011

WITH AUDIT REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firms	F-3 - F-4

Consolidated Balance Sheets as of December 31, 2011 and 2010	F-5

Consolidated Statements of Operations for the Years Ended December 31, 2011 and 2010 and for the Period From October 14, 1999 (Date of Inception) Through December 31, 2011	F-6

Consolidated Statements of Stockholders' Equity (Deficit) for the Period From October 14, 1999 (Date of Inception) Through December 31, 2011	F-7 – F-11

Consolidated Statements of Cash Flows for the Years Ended December 31, 2011 and 2010 and for the Period From October 14, 1999 (Date of Inception) Through December 31, 2011	F-12 - F-14

Notes to the Consolidated Financial Statements	F-15 - F-39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Seawright Holdings, Inc.
Arlington, Virginia

We have audited the accompanying consolidated balance sheet of Seawright Holdings, Inc. and its wholly owned subsidiaries (the "Company") (a development stage company) as of December 31, 2011, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the year ended December 31, 2011 and for the period from October 14, 1999 (date of inception) through December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The consolidated financial statements of the Company for the period from October 14, 1999 (date of inception) to December 31, 2010 were not audited by us. Those statements were audited by other auditors whose report, dated September 29, 2011, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's ability to continue as a going concern. The consolidated financial statements for the period from October 14, 1999 (date of inception) to December 31, 2010 reflect a net accumulated deficit of $8,947,362. Our opinion, insofar as it relates to the amounts included for such prior periods as indicated in the accompanying financial statements for such periods from October 14, 1999 (date of inception) through December 31, 2010, is based solely on the report of such other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Seawright Holdings, Inc and its wholly owned subsidiaries (a development stage company) as of December 31, 2011, and the results of their operations and their cash flows for the year ended December 31, 2011, and for the period from October 14, 1999 (date of inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is in the development stage, and has incurred net losses of $9,846,663 since inception. In addition, as of December 31, 2011 the Company’s current liabilities exceed its current assets by $3,298,330. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Fiondella Milone and LaSaracina LLP

Glastonbury, Connecticut

May 10, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Seawright Holdings, Inc.
Arlington, Virginia

We have audited the accompanying consolidated balance sheets of Seawright Holdings, Inc. and its wholly owned subsidiaries (the “Company”), a development stage company as of December 31, 2010, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the year ended December 31, 2010 and from October 14, 1999 (date of inception) through December 31, 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We have conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Seawright Holdings, Inc. as of December 31, 2010, and the consolidated results of its operations and its cash flows for each of the year ended December 31, 2010 and the period from October 14, 1999 (date of inception) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the accompanying consolidated financial statements, the Company has suffered recurring losses and is experiencing difficulty in generating sufficient cash flow to meet its obligations and sustain its operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RBSM LLP
New York, New York
September 29, 2011

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2011 AND 2010

	2011	2010
ASSETS
Current assets:
Capitalized financing costs	$5,000	$18,757
Total current assets	5,000	18,757

Property and equipment, net	1,202,519	1,233,520

Other assets	29,542	30,214

Total assets	$1,237,061	$1,282,491

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Bank overdraft	$-	$1,857
Accounts payable and accrued expenses	1,088,503	566,897
Convertible notes payable, net of debt discount	60,000	47,253
Notes payable, current portion	1,914,827	1,800,775
Notes payable due to related parties, current portion	190,000	65,000
Put liability	-	150,000
Other liabilities	50,000	50,000
Total current liabilities	3,303,330	2,681,782

Long-term liabilities:
Note payable due to related party, long term	-	125,000
Derivative liability	5,474	950
Total liabilities	3,308,804	2,807,732

Commitments and contingencies	-	-

STOCKHOLDERS' DEFICIT
Preferred stock, par value $0.001 per share; 100,000 shares authorized	-	-
Series A convertible preferred stock, par value $0.001 per share; 60,000 shares authorized, none issued and outstanding as of December 31, 2011 and 2010	-	-
Common stock, par value $0.001 per share; 19,900,000 shares authorized; 14,348,399 shares issued and outstanding as of December 31, 2011 and 2010	14,348	14,348
Common shares to be issued	36,896	36,896
Additional paid in capital	7,735,120	7,585,120
Due from officer	(11,444)	(214,243)
Accumulated deficit during development stage	(9,846,663)	(8,947,362)
Total stockholders' deficit	(2,071,743)	(1,525,241)

Total liabilities and stockholders' deficit	$1,237,061	$1,282,491

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

			For the period from
			October 14, 1999
			(date of inception)
	Year ended December 31,		through
	2011	2010	December 31, 2011

Revenue, net	$-	$-	$19,611

Cost and expenses:
Selling, general and administrative	374,911	479,409	6,813,364
Impairment of trade name	-	-	19,529
(Gain) loss on sale of trading securities	-	-	(37,356)
Depreciation and amortization	31,001	14,764	110,487
	405,912	494,173	6,906,024

Operating loss	(405,912)	(494,173)	(6,886,413)

Other income (expense):
Other income	-	-	62,302
Gain on sale of property	-	-	1,480,996
Gain on settlement of debt	-	786,133	1,593,236
(Loss) gain on change in fair value of debt derivative	(4,524)	37,366	32,842
Interest expense, net	(488,865)	(644,448)	(6,121,527)

Total other (expense) income	(493,389)	179,051	(2,952,151)

Loss from continuing operations before income taxes and discontinued operations	(899,301)	(315,122)	(9,838,564)

Provision for income taxes	-	-	-

Loss from continuing operations before discontinued operations	(899,301)	(315,122)	(9,838,564)

Income from discontinued operations	-	-	16,901

Net loss	(899,301)	(315,122)	(9,721,663)

Preferred stock dividend	-	-	(25,000)

Net loss attributable to common shareholders	$(899,301)	$(315,122)	$(9,846,663)

Loss per common share, basic and fully diluted	$(0.06)	$(0.02)

Weighted average number of common shares outstanding, basic and fully diluted	14,348,399	13,631,276

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

										Deficit
										Accumulated
							Additional	Due	Common	During
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	From	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Net loss	-	$-	-	$-	-	$-	$-	$-	$-	$(1,291)	$(1,291)
Balance, December 31, 1999	-	-	-	-	-	-	-	-	-	(1,291)	(1,291)
Common stock issued on September 30, 2000 in exchange for convertible debt at $0.50 per share	-	-	78,000	78	-	-	38,922	-	-	-	39,000
Common stock issued on November 27, 2000 in exchange for convertible debt at $0.50 per share	-	-	26,000	26	-	-	12,974	-	-	-	13,000
Net loss	-	-	-	-	-	-	-	-	-	(157,734)	(157,734)
Balance, December 31, 2000	-	-	104,000	104	-	-	51,896	-	-	(159,025)	(107,025)
Common stock issued January 1, 2001 in exchange for convertible debt at $0.50 per share	-	-	174,000	174	-	-	86,826	-	-	-	87,000
Common stock issued on January 2, 2001 to founders in exchange for services rendered at $0.001 per share	-	-	5,000,000	5,000	-	-	20	-	-	-	5,020
Common stock issued on January 2, 2001 in exchange for services rendered at $0.50 per share	-	-	90,000	90	-	-	44,910	-	-	-	45,000
Net loss	-	-	-	-	-	-	-	-	-	(556,921)	(556,921)
Balance, December 31, 2001	-	$-	5,368,000	$5,368	-	$-	$183,652	$-	$-	$(715,946)	$(526,926)

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

										Deficit
										Accumulated
							Additional	Due	Common	From
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	From	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Balance forward	-	$-	5,368,000	$5,368	-	$-	$183,652	$-	$-	$(715,946)	$(526,926)
Net loss	-	-	-	-	-	-	-	-	-	(357,588)	(357,588)
Balance, December 31, 2002	-	-	5,368,000	5,368	-	-	183,652	-	-	(1,073,534)	(884,514)
Preferred stock issued in exchange for cash at $5.00 per share	55,000	55	-	-	-	-	274,945	-	-	-	275,000
Stock options issued in exchange for services rendered	-	-	-	-	-	-	5,276	-	-	-	5,276
Net income	-	-	-	-	-	-	-	-	-	506,846	506,846
Balance, December 31, 2003	55,000	55	5,368,000	5,368	-	-	463,873	-	-	(566,688)	(97,392)
Preferred stock cancelled in exchange for stock options exercised at $0.5625 per share	(5,000)	(5)	160,000	160	-	-	64,845	-	-	-	65,000
Common stock issued on April 8, 2004 in exchange for cash at $0.30 per share	-	-	300,000	300	-	-	89,700	-	-	-	90,000
Common stock issued and subscribed in connection with private placement	-	-	2,404,978	2,405	-	-	1,359,491	-	25,581	-	1,387,477
Conversion of preferred stock to common stock	(50,000)	(50)	500,000	500	-	-	(450)	-	-	-	-
Preferred stock dividend	-	-	50,000	50	-	-	24,950	-	-	(25,000)	-
Warrants issued to consultants in exchange for services rendered	-	-	-	-	-	-	545,460	-	-	-	545,460
Beneficial conversion feature of convertible debentures	-	-	-	-	-	-	274,499	-	-	-	274,499
Value of warrants attached to convertible debentures	-	-	-	-	-	-	187,123	-	-	-	187,123
Due from officer	-	-	-	-	-	-	-	(144,006)	-	-	(144,006)
Reclassification of equity to liability upon issuance of put agreement	-	-	-	-	-	-	(90,000)	-	-	-	(90,000)
Net loss	-	-	-	-	-	-	-	-	-	(331,449)	(331,449)
Balance, December 31, 2004	-	$-	8,782,978	$8,783	-	$-	$2,919,491	$(144,006)	$25,581	$(923,137)	$1,886,712

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

										Deficit
										Accumulated
							Additional	Due	Common	From
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	From	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Balance forward	-	$-	8,782,978	$8,783	-	$-	$2,919,491	$(144,006)	$25,581	$(923,137)	$1,886,712
Common stock issued in connection with common stock subscribed in connection with private placement	-	-	54,998	55	-	-	25,526	-	(25,581)	-	-
Common stock issued in connection with private placement	-	-	37,500	38	-	-	25,150	-	-	-	25,188
Fractional shares-return of proceeds	-	-	-	-	-	-	(13)	-	-	-	(13)
Beneficial conversion feature of convertible debentures	-	-	-	-	-	-	5,708	-	-	-	5,708
Value of warrants attached to convertible debentures	-	-	-	-	-	-	3,020	-	-	-	3,020
Expiration of put agreement	-	-	-	-	-	-	90,000		-	-	90,000
Repayment due from officer	-	-	-	-	-	-	-	89,500	-	-	89,500
Net loss	-	-	-	-	-	-	-	-	-	(1,116,048)	(1,116,048)
Balance, December 31, 2005	-	-	8,875,476	8,876			3,068,882	(54,506)	-	(2,039,185)	984,067
Common stock issued on May 1, 2006 in exchange for cash at $0.45 per share	-	-	199,998	200	-	-	89,800	-	-	-	90,000
Repayment due from officer	-	-	-	-	-	-	-	54,505	-	-	54,505
Stock options issued to consultants in exchange for services rendered	-	-	-	-	-	-	38,490	-	-	-	38,490
Common stock issued on September 1, 2006 in exchange for cash at $0.45 per share	-	-	20,000	20	-	-	8,980	-	-	-	9,000
Due from officer	-	-	-	-	-	-	-	(42,951)	-	-	(42,951)
Reacquisition of cancellation of shares	-	-	(160,000)	(160)	-	-	(81,440)	-	-	-	(81,600)
Net loss	-	-	-	-	-	-	-	-	-	(1,785,386)	(1,785,386)
Balance, December 31, 2006	-	$-	8,935,474	$8,936	-	$-	$3,124,712	$(42,952)	$-	$(3,824,571)	$(733,875)

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

										Deficit
										Accumulated
							Additional	Due	Common	From
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	From	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Balance forward	-	$-	8,935,474	$8,936	-	$-	$3,124,712	$(42,952)	$-	$(3,824,571)	$(733,875)
Common stock issued in connection with put agreements for cash	-	-	243,542	244	-	-	341,274	-	-	-	341,518
Common stock issued in connection with put agreements, conversion of notes	-	-	756,459	756	-	-	778,796	-	-	-	779,552
Fair value of incremental consideration in connection with induced conversion	-	-	-	-	-	-	1,215,416	-	-	-	1,215,416
Common stock issued in connection with exercise of warrants	-	-	594,724	594	-	-	347,912	-	-	-	348,506
Common stock issued in connection with financing incentive	-	-	340,000	340	-	-	174,810	-	-	-	175,150
Repayment due from officer	-	-	-	-	-	-	-	42,952	-	-	42,952
Common stock issued in connection with converted notes payable	-	-	2,628,200	2,628	13,407	11,396	1,583,125	-	-	-	1,597,149
Common stock issued in exchange for services rendered at $0.50 per share	-	-	100,000	100	-	-	49,900	-	-	-	50,000
Net loss	-	-	-	-	-	-	-	-	-	(3,952,959)	(3,952,959)
Balance, December 31, 2007	-	$-	13,598,399	$13,598	$13,407	$11,396	$7,615,945	$-	$-	(7,777,530)	$(136,591)

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

										Deficit
										Accumulated
							Additional	Due	Common	During
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	From	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Balance forward	-	$-	13,598,399	$13,598	13,407	$11,396	$7,615,945	$-	$-	$(7,777,530)	$(136,591)
Due from officer	-	-	-	-	-	-	-	(648,379)	-	-	(648,379)
Common stock to be issued in connection with issuance of notes payable	-	-	-	-	100,000	25,500	-	-	-	-	25,500
Net Income	-	-	-	-	-	-	-	-	-	152,322	152,322
Balance, December 31, 2008	-	-	13,598,399	13,598	113,407	36,896	7,615,945	(648,379)	-	(7,625,208)	(607,148)
Due from officer	-	-	-	-	-	-	-	(18,568)	-	-	(18,568)
Net loss	-	-	-	-	-	-	-	-	-	(1,007,032)	(1,007,032)
Balance, December 31, 2009	-	-	13,598,399	13,598	113,407	36,896	7,615,945	(666,947)	-	(8,632,240)	(1,632,748)
Common stock issued in settlement of debt	-	-	750,000	750	-	-	119,175	-	-	-	119,925
Issuance of put agreement	-	-	-	-	-	-	(150,000)	-	-	-	(150,000)
Repayment of due from officer	-	-	-	-	-	-	-	452,704	-	-	452,704
Net loss	-	-	-	-	-	-	-	-	-	(315,122)	(315,122)
Balance, December 31, 2010	-	-	14,348,399	14,348	113,407	36,896	7,585,120	(214,243)	-	(8,947,362)	(1,525,241)
Expiry of put agreement	-	-	-	-	-	-	150,000	-	-	-	150,000
Repayment of due from officer	-	-	-	-	-	-	-	202,799	-	-	202,799
Net loss	-	-	-	-	-	-	-	-	-	(899,301)	(899,301)
Balance, December 31, 2011	-	$-	14,348,399	$14,348	113,407	$36,896	$7,735,120	$(11,444)	$-	$(9,846,663)	$(2,071,743)

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the period
			From
			October 14, 1999
			(date of inception)
	Year ended December 31,		through
	2011	2010	December 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(899,301)	$(315,122)	$(9,821,663)
Loss from discontinued operations	-	-	(16,901)
Net loss from continuing operations	(899,301)	(315,122)	(9,838,564)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	31,001	14,764	110,486
Amortization of debt discounts	12,747	25,569	799,617
Amortization of deferred financing costs	21,257	20,102	1,152,035
Write off of investment in land purchase option	-	100,000	215,500
Penalties and fees charged in connection with loan settlements, net	-	-	3,882
Fair value of consideration with induced note payable conversions	-	-	1,215,417
Loss (gain) on change in fair value of derivative	4,524	(37,366)	(32,842)
Interest expense financed through issuance of note payable	92,374	208,684	341,058
Accretion of interest on trade name liability	-	2,640	20,938
Gain on sale of property	-	-	(1,480,996)
Gain on settlement of debt	-	(786,133)	(1,593,236)
Financing expense attributable to conversion of stock options to common stock		-	1,500
Common stock issued to founders		-	5,020
Common stock issued as financing incentives	-	-	47,650
Common stock issued in exchange for services rendered	-	-	95,000
Common stock issued for interest and penalties	-	-	216,649
Impairment of trade name	-	-	19,529
Expenses paid by officer on behalf of Company	82,535	14,539	97,074
Fair value of stock options issued in exchange for services rendered	-	-	43,766
Write off of claimed receivable	-	-	6,000
Changes in:
Marketable securities-trading	-	-	(17,993)
Claims receivable	-	-	(6,000)
Capitalized financing costs	-	-	(32,647)
Deposits, prepaid and other assets	-	-	(79,821)
Accounts payable and accrued expenses	654,863	14,421	2,436,295
Net cash used in continuing operating activities	-	(737,902)	(6,254,683)
Net cash provided by discontinued operations	-	-	16,901
Net cash used in operating activities	-	(737,902)	(6,237,782)

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the period
			From
			October 14, 1999
			(date of inception)
	Year ended December 31,		Through
	2011	2010	December 31, 2011
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property, net	-	-	2,445,996
Investment in land purchase option	-	(100,000)	(215,501)
Purchase of property, plant and equipment	-	-	(1,000,873)
Net cash (used in) provided by investing activities	-	(100,000)	1,229,622

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	-	1,857	1,857
Proceeds from sale of common stock, net	-	-	2,006,683
Proceeds from notes payable, net of repayments	-	616,200	1,069,388
Proceeds from related party loans, net of repayments	-	182,500	182,500
Proceeds from line of credit, net of repayments	-	-	583,571
Proceeds from issuance of convertible notes, net	-	20,000	1,102,586
Proceeds from issuance of warrants attached to convertible notes, net	-	-	169,865
Proceeds from exercise of options and warrants	-	-	348,506
Contribution made by (return of contributed capital to) shareholders	-	16,765	(650,196)
Reacquisition of shares	-	-	(81,600)
Proceeds from issuance of preferred stock, net	-	-	275,000
Net cash provided by financing activities	-	837,322	5,008,160

Net decrease in cash and cash equivalents	-	(580)	-

Cash and cash equivalents, beginning of period	-	580	-

Cash and cash equivalents, end of period	$-	$-	$-

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the period
			From
			October 14, 1999
			(date of inception)
	Year ended December 31,		Through
	2011	2010	December 31, 2011
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$-	$466,900	$1,951,963
Cash paid for income taxes	$-	$-	$-

Non cash investing and financing activities:
Common stock issued in exchange for notes payable and accrued interest	$-	$59,963	$761,515
Common stock issued in exchange for convertible notes payable and accrued interest	$-	$59,963	$1,507,067
Common stock to be issued in exchange for convertible notes payable	$-	$-	$11,396
Notes payable and accrued interest settled by officer	$-	$421,400	$421,400
Common stock issued in connection with issuance of notes payable	$-	$-	$25,500
Common stock issued in exchange for stock incentive liabilities	$-	$-	$127,500
Transfer of deposit to property and equipment	$-	$-	$57,600
Notes payable issued in exchange for accrued liabilities	$14,178	$-	$85,591
Notes payable issued in connection with capital expenditures	$-	$125,000	$1,325,000
Warrants issued in exchange for financing costs	$-	$-	$545,460

The accompanying notes are an integral part of these consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying financial statements follows:

Seawright Holdings, Inc., (Company) was formed on October 14, 1999 under the laws of the state of Delaware. The Company is a development stage enterprise, as defined by Accounting Standards Codification subtopic 915-10, Development Stage Entities ("ASC 915-10") and is seeking to develop a spring water bottling and distribution business. From its inception through the date of these financial statements, the Company has recognized minimal revenues and has incurred significant operating expenses. Consequently, its operations are subject to all risks inherent in the establishment of a new business enterprise. For the period from inception through December 31, 2011, the Company has accumulated losses of $9,846,663.

In March 2008, the President of the Company formed Knox County Minerals, LLC pursuant to the Delaware Limited Liability Company Act and transferred his interest in Knox County Minerals, LLC to Seawright Holdings, Inc., as such the Company became the sole owner of Knox County Mineral, LLC.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Seawright Springs LLC and Knox County Minerals, LLC. Significant intercompany transactions have been eliminated in consolidation.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required. ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arrangements (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. To date revenues have been minimal.

Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Fair Values

The Company applied Accounting Standards Codification subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”).  ASC 820-10 defines fair value, establishes a framework for measuring fair value, and enhances fair value measurement disclosure. The Company’s short-term financial instruments, including cash, prepaid expenses and other assets and accounts payable, consist primarily of instruments without extended maturities, the fair value of which, based on management’s estimates, reasonably approximate their book value.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 4 to 20 years.

Long-Lived Assets

The Company applies Accounting Standards Codification subtopic 360-10, Property, Plant and Equipment (“ASC 360-10”). ASC 360-10 requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. ASC 360-10 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company follows Accounting Standards Codification subtopic 740-10, Income Taxes ("ASC 740-10") which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes primarily relate to debt costs.

Comprehensive Income

The Company does not have any items of comprehensive income in any of the periods presented.

Net Loss per Share

The Company applies Accounting Standards Codification subtopic 260-10, Earnings Per Share (“ASC 260-10”) specifying the computation, presentation and disclosure requirements of earnings per share information. Basic loss per share have been calculated based upon the weighted average number of common shares outstanding. The Company excluded 447,219 and 246,395 shares of common stock equivalents, that would be resulted from conversion of convertible debt, or exercise of stock options and warrants, from the diluted loss per share because their effect is anti-dilutive on the computation for the years ended December 31, 2011 and 2010, respectively.

Reliance on Key Personnel and Consultants

Mr. Joel Sens is presently the Company's sole employee and is employed without any formal contract establishing terms of employment or compensation. The Company is therefore dependent upon Mr. Sens, who works for the Company as an at will employee, with respect to the Company's operations and management. If Mr. Sens is unable to devote substantial time and attention to the Company's operations for whatever reason or decides to change his employment, the Company's business will be materially and adversely affected.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

Stock based compensation

The Company applies Accounting Standards Codification subtopic 718-10, Compensation (“ASC 718-10”) which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.   This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in ASC 718-10.  The Company implemented ASC 718-10 on January 1, 2006 using the modified prospective method.

Segment Information

Accounting Standards Codification subtopic Segment Reporting 280-10 (“ASC 280-10”) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. ASC 280-10 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company’s one principal operating segment.

Advertising Costs

The Company expenses advertising costs as incurred. The Company incurred advertising expense in the amount of $-0-, $-0-, and $338,136, respectively, for the years ended December 31, 2011 and 2010, and for the period from October 14, 1999 (date of inception) through December 31, 2011.

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Intangible Assets

The Company accounts for and reports intangible assets under Accounting Standards Codification subtopic 350-10, Intangibles, Goodwill and Other (“ASC 350-10”). In accordance with ASC 350-10, the Company tests its intangible assets for impairment on an annual basis and when there is reason to suspect that their values have been diminished or impaired. Any write-downs will be included in results from operations.

Reclassifications

Certain reclassifications have been made to prior year’s consolidated financial statements and notes thereto for comparative purposes to conform to current year’s presentation.  These reclassifications have no effect on previously reported results of operations.

Recent Accounting Pronouncements

There were various updates recently issued, the adoptions of the updates are not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 2 – GOING CONCERN MATTERS

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements during year ended December 31, 2011, the Company incurred a net loss of $899,301, had accumulated deficit since its inception from October 14, 1999 through December 31, 2011 in the amount of $9,846,663, and used $6,237,782 in cash for operating activities from its inception through December 31, 2011. These factors among others indicate that the Company may be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to developing its products and services and there can be no assurance that the Company's efforts will be successful. However, the planned principal operations have not commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The Company is also pursuing additional debt or equity financing through discussions with private investors. There can be no assurance that the Company will be successful in its effort to secure additional financing. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

In October, 2003, the Company acquired approximately 140 acres of land and related improvements in Augusta County, Virginia, in exchange for $1,000,000, comprised of $300,000 of cash and a $700,000 promissory note payable. In June 2005, the Company purchased a parcel of land located approximately 10 miles south of the Augusta County, Virginia location in Staunton, Virginia. The purchased parcel is 33.52 acres which the Company acquired for $725,000, comprised of $225,000 of cash and a $500,000 promissory note payable. The Company anticipates entering the sale of bulk spring water and retail bottling business utilizing the properties’ water resources. The Company also completed the purchase of a second Staunton, Virginia property on April 10, 2006. The purchase price for the second property was $240,000, less a previously made $10,000 refundable deposit. The Company paid $90,000 (excluding the $10,000 refundable deposit made previously) of the remaining purchase price at settlement and financed the remaining $140,000.

On July 8, 2008, the Company sold part of the land purchased during the years ended December 31, 2005 and 2006 with cost base of $941,463 for net proceeds of $2,389,519. This resulted in a net gain of $1,448,056.  In conjunction with the sale of the property, the Company paid off the existing mortgage and other existing notes and related fees in aggregate of $1,845,135. On September 30, 2009, the Company sold the remaining acres of the land purchased in the years ended December 31, 2005 and 2006 for net proceeds of $56,477 for a net gain of $32,940.

Major classes of property and equipment at December 31, 2011 and 2010 consisted of the following:

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 3 – PROPERTY AND EQUIPMENT (Continued)

	2011	2010
Land	$1,000,000	$1,000,000
Equipment	32,167	32,167
Building improvements	261,307	261,307
	1,293,474	1,293,474
Less - accumulated depreciation	(90,955)	(59,954)
	$1,202,519	$1,233,520

Depreciation expense was $31,001, $14,764, and $110,487 for the years ended December 31, 2011, 2010, and for the period from October 14, 1999 (date of inception) through December 31, 2011, respectively.

NOTE 4 – INTANGIBLE ASSETS AND RELATED LIABILITIES

In June 2005, the Company purchased intellectual property including trademarks, service marks, trade dress, trade names, brand names, designs and logos as well as formulas for flavored sparkling waters and teas from a competitor. Under the terms of the agreement, the Company paid a purchase price of $10,000 with royalties to be paid for the first 4,000,000 cases of bottled water or tea sold under the trademarks. As of the fifth anniversary of the effective date of the purchase, if the Company has not sold 4,000,000 cases of product under the trademark, the seller shall be entitled to a payment of $50,000 less any royalties previously paid under the agreement. The royalty payable under this intangible  was $50,000 at December 31, 2011 and 2010.

In accordance with ASC 350-10, the Company periodically tests its intangible assets for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets are tested for impairment, and write-downs will be included in results from operations.  During the year ended December 31, 2007, the Company management performed an evaluation of its intangible assets for purposes of determining the implied fair value of the assets at December 31, 2007. The test indicated that the recorded remaining book value of the intangibles exceeded its fair value at December 31, 2007.  As a result, upon completion of the assessment, management recorded a non-cash charge to operations of $19,529 during the year ended December 31, 2007 to reduce the carrying value to $0.

NOTE 5 – LAND PURCHASE OPTIONS

On May 6, 2008, the Company’s wholly owned subsidiary, Knox County Minerals, LLC (“Knox Minerals”), entered into an Agreement Regarding Option (the “Assignment Agreement”) with James R. Golden and John C. Slusher (the “Option Holders”), under which Knox Minerals agreed to acquire the Option Holders’ rights under a Real Estate Purchase Option dated August 2, 2004 (the “Original Option Agreement”) with Dan D. Stewart and Betsy Stewart (the “Stewarts”) regarding certain land owned by the Stewarts in Knox County, Kentucky (the “Knox Land”).   At the time the parties entered into the Assignment Agreement, the Option Holders had allegedly exercised their option to acquire the Knox Land under the Original Option Agreement, which was contested by the Stewarts, and the dispute was before the Kentucky Supreme Court.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 5 – LAND PURCHASE OPTIONS (Continued)

Under the Assignment Agreement, the parties agreed that the purchase price for the Option Holder’s rights under the Original Option Agreement was $3,000,000.  Knox Minerals deposited $100,000 in escrow, and had 30 days to conduct due diligence to determine whether it wanted to complete the purchase.   If Knox Minerals notified the Option Holders that it was declining to complete the purchase within 35 days after the date of the Assignment Agreement, then it was entitled to a full refund of the $100,000 deposit.  If it did not elect to terminate the Assignment Agreement, the $100,000 deposit was to be paid to the Option Holders, and would be credited against the purchase price.  Knox Minerals was obligated to close within 30 days after the end of the due diligence period in the event it did not elect to terminate the Assignment Agreement.  The $100,000 deposit was included in other noncurrent assets of the Company’s consolidated balance sheet as of December 31, 2008.

On June 12, 2008, Knox Minerals and the Option Holders entered into a First Amendment to the Assignment Agreement, under which the parties agreed that the due diligence period would be extended to June 30, 2008, and the deadline for Knox Minerals to terminate the Assignment Agreement would be extended to June 30, 2008.

On July 28, 2008, Knox Minerals and the Option Holders entered into a Second Amendment to the Assignment Agreement, under which the parties agreed that the $100,000 deposit would be paid to the Option Holders and the deposit would be credited against the purchase price, the due diligence period and closing date would be extended to August 14, 2008, and that Knox Minerals had the option to extend the due diligence period to September 2, 2008 provided it notified the Option Holders in writing that it was exercising said option prior to August 14, 2008 and paid the Option Holders an extension fee of $1,000 for each day the periods were extended.  Knox Minerals subsequently exercised its option to extend the due diligence date to September 2, 2008, and paid the Option Holders an extension fee of $18,000. The extension fees paid were charged to operations during the year ended December 31, 2008.

On August 25, 2008, Knox Minerals and the Option Holders entered into a Third Amendment to the Assignment Agreement, under which the parties agreed that the due diligence period would be extended to September 30, 2008 in consideration for an additional extension fee of $28,000.  The extension fees paid were charged to operations during the year ended December 31, 2008.

On September 30, 2008, Knox Minerals and the Option Holders entered into a Fourth Amendment to the Assignment Agreement, under which the parties agreed that the due diligence period would be extended to October 31, 2008 in consideration for an additional extension fee of $31,000, that 50% of the extension fee of $31,000 would be credited against the purchase price, and that Knox Minerals had the option to extend the due diligence period to December 31, 2008 provided it notified the Option Holders in writing that it was exercising said option prior to October 31, 2008 and paid the Option Holders an additional extension fee of $61,000. The Company paid the extension fees of $31,000 which extended the option through October 31, 2008, the $61,000 extension fees was not paid as the Fifth Amendment to the Assignment Agreement was entered into (see below) on October 31, 2008. The Company accounted for $15,500 (50% of the extension fee of $31,000 paid) as other noncurrent assets as of December 31, 2008.

On October 31, 2008, Knox Minerals and the Option Holders entered into a Fifth Amendment to the Assignment Agreement, under which the parties agreed that the due diligence date would be extended to January 30, 2009 if Knox Minerals paid an extension fee of $91,000 within five days, which Knox Minerals paid.  The Company charged $60,000 of this extension fee to operations for the year ended December 31, 2008, and accounted for the remaining $31,000 as prepaid expense and included in other current assets of the Company’s consolidated balance sheet as of December 31, 2008. The $31,000 prepaid expense was amortized and charged to operations in January 2009.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 5 – LAND PURCHASE OPTIONS (Continued)

On January 23, 2009, Knox Minerals and the Option Holders entered into a Sixth Amendment to the Assignment Agreement. Prior to the execution of the Sixth Amendment, on January 10, 2009, the Option Holders acquired the Knox Land from the Stewarts.  Under the Sixth Amendment, the parties agreed to increase the purchase price for the Knox Land by the amount the Option Holders paid the Stewarts for the Knox Land. However, the parties also agreed that the total final purchase price would be reduced by $140,000 as compared to the original purchase price due to the decline in market value of real estate since the time the option agreement was entered into.  In addition, the parties agreed that the due diligence date would be extended to February 28, 2009. No additional consideration was required by the Option Holders for this extension.  The parties further agreed that if the closing occurred, Knox Minerals would be entitled to a credit against the purchase price of $155,500. That is, the original agreed deposit of $100,000, together with credit of $15,500 (50% of the extension fee of $31,000 from the Fourth Amendment), and additional credit of $40,000 the Option Holders granted to Knox Minerals.  In addition, certain parts of the Knox Land would be conveyed subject to a 1/32 royalty on any oil and gas produced from the property, or 1% of the gross proceeds paid by a subsequent purchaser of the property.  Knox Minerals ultimately did not close on Knox Land by the deadline therefore, and the Assignment Agreement lapsed. The Company wrote off and charged to operations an aggregate of $115,500 (deposit of $100,000 from the Assignment Agreement and the $15,500 of potential credit from the Fourth Amendment) upon the expiration of the Sixth Amendment in the year ended December 31, 2009.

On March 25, 2010, Knox Minerals entered into a Real Estate Purchase Option (the “2010 Option”) with the Option Holders, under which Knox Minerals agreed to pay the Option Holders $100,000 for an option to purchase the oil and gas (including coal bed methane) rights under the Knox Land for an aggregate price of $1,575,000.  The option period was 120 days, except that Knox Minerals had the right to extend the closing date for four additional 30 day periods upon payment of $25,000 for each period. Next Generation Media Corp., n/k/a Next Generation Energy Corp. (“NGEC”), loaned the Company $125,000, of which $100,000 used by Knox Minerals to make the initial option payment to the Option Holders and the remaining $25,000 was used to pay a brokerage commission due to a broker who arranged the 2010 Option.  NGEC’s loan is evidenced by a promissory note dated March 25, 2010 in the principal amount of $125,000 that is payable in full with interest at 6% per annum twenty-four months after the date of the note (see Note 7).

On April 16, 2010, Knox Minerals entered into an Assignment and Assumption Agreement with NGEC, under which Knox Minerals assigned all of its right, title and interest under the 2010 Option to NGEC.  Under the Assignment and Assumption Agreement, NGEC paid Knox Minerals $600,000 in the form of a promissory note payable in full in sixty months with interest at 6% per annum.  NGEC also agreed to grant Knox Minerals a 9% overriding royalty in the property, and to convey to Knox Minerals one of the parcels covered by the option.  NGEC made one extension payment to extend the closing date under the 2010 Option, but did not close and the 2010 Option lapsed by its terms.

Subsequent to the assignment and before the expiration of the 2010 Option to NGEC, the President of the Company, Joel Sens, became a significant shareholder and a director of NGEC.

The Company has not netted the $125,000 loan from NGEC against NGEC’s $600,000 promissory note payable to Knox Minerals because the obligations are not mutual obligations that are subject to offset under the law. A note payable of $125,000 due to NGEC was accounted for in March 2010, however, the Company did not recognize a gain or a note receivable for the $600,000 promissory note due from NGEC, based on the assessment that NGEC had limited ability to repay this note and that collection could not be reasonably assured at that time the agreement was entered into.  The Company will account for future amounts, if any, that it collects from NGEC as other income only at the time such collection occurs.

Subsequent to the date of the financial statements, the Company received 10,000,000 common shares of NGEC in full settlement of the $600,000 promissory note,  which represents more than 20% of the outstanding shares of NGEC (see Note 17).

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 6 – DEFERRED FINANCING COSTS

Deferred financing costs associated with the Company’s convertible and various notes payable are deferred and amortized over the life of the loan. Deferred financing costs consisted of the following at December 31:

	2011	2010
Deferred financing costs	$1,157,035	$1,149,535
Less - accumulated amortization	(1,152,035)	(1,130,778)
	5,000	18,757
Less - current portion	(5,000)	(18,757)
Deferred financing costs - long-term	$-	$-

Amortization expense on deferred financing costs was $21,257, $20,102 and $1,152,035 for the years ended December 31, 2011 and 2010, and for the period from October 14, 1999 (date of inception) through December 31, 2011, respectively.

NOTE 7 – NOTES PAYABLE

Notes payable at December 31, 2011 and 2010 are as follows:

	2011	2010
    15% per annum note payable due to Charter House, LLC, monthly interest payments, principal due June 8, 2008, collateralized by land. The note and unpaid accrued interest was settled in May 2010 with a new principal of $375,000, interest at 21% per annum (default rate at 24% per annum). The lender added an additional aggregate of $243,700 to the principal ($45,000 in November 2010, $45,000 in May 2011 and $153,700 in November 2011) when interest and principal payment to Kent Carr loan was made on behalf of the Company. The Company became in default after December 31, 2010 upon the expiration of a forbearance agreement.
	$618,700	$420,000

7% per annum note payable due to Theodore J. Kanakis, due on or before July 1, 2008, uncollateralized. The note and unpaid accrued interest was settled in January 2010, with partial repayment made by the Company’s officer, resulted in a new principal of $150,000 that is subject to adjustment in accordance with gold price. At December 31, 2011 and December 31, 2010, the adjusted principal amount is $203,235 and $189,000, respectively, and the Company was in default.	203,235	189,000

6% per annum note payable due to related party, Next Generation Energy Corporation due March 25, 2012, uncollateralized	125,000	125,000

12% per annum (default rate 18%) note payable due to Kent Carr, originally due November 1, 2011 and extended to April 30, 2012, collateralized by land	650,000	750,000

Noninterest bearing notes payable due to related party, Next Generation Energy Corporation, due on demand, uncollateralized	47,500	47,500

15% per annum (default rate 24%) note payable due to Pierre Palian (assigned to Charter House LLC), due October 13, 2008, collateralized by land; The Company became in default after December 31, 2010 upon the expiration of a forbearance agreement.	375,000	375,000

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 7 – NOTES PAYABLE (Continued)

 (Continued)
	2011	2010
6% per annum note payable, due November 15, 2008, collateralized by personal guarantee of principle stockholder. The Company was in default under the terms of the note agreement at December 31, 2011 and December 31, 2010.	47,300	47,300

Loan against cash value of principle stockholder's life insurance	20,592	19,475

Noninterest bearing note payable due to related party, Next Generation Energy Corporation, due on demand, uncollateralized	17,500	17,500
Total	2,104,827	1,990,775
Less: notes payable, current portion	(1,914,827)	(1,800,775)
Less: notes payable due to related party, current portion	(190,000)	(65,000)
Note payable due to related party– long term	$-	$125,000

Charter House, LLC Loan

On June 8, 2006, the Company issued a note to Charter House, LLC in the amount of $350,000.  The note bore interest at 15% per annum, and matured on December 8, 2006, subject to the Company’s right to extend the maturity date for six months and payment of an extension fee of 3% of the outstanding principal balance.  The note provided for monthly payments of interest.  The note was secured a lien on certain real estate of the Company in Augusta County, Virginia.

On October 5, 2006, the Company and Charter House, LLC modified the note to increase the principal balance to $515,000.  On February 1, 2007, the Company and Charter House, LLC modified the note to increase the principal balance to $645,000.  On November 27, 2007, the Company and Charter House, LLC modified the note to increase the principal balance to $928,000.  The note as modified matured on June 8, 2008. Upon sale of certain real estate in July 2008, the Company repaid $645,000 of the Charter House loan with the remaining balance of $283,000 being due and payable on demand. In August 2008, Charter House advanced additional $135,000 to the Company. The note was due on September 19, 2008 and collateralized by common stock of principle stockholder.

On May 10, 2010, the Company repaid the $135,000 note in full and the Company and Charter House, LLC entered into a forbearance agreement with regards to the outstanding liability related to the $283,000 loan. The unpaid principal, accrued interest, penalty and fees were partially repaid by the Company pursuant to the agreement, and Charter House, LLC agreed not to exercise any remedies under the note until December 31, 2010. The new principal amount was agreed to be $375,000 with interest rate agreed to be 21% per annum.  The Company recorded additional interest and financing expense in the amount of $124,684 in connection with the settlement. The Company also prepaid interest that would accrue under the note from May 10, 2010 to December 31, 2010 in the amount of $51,478.  The forbearance agreement defined the default rate of interest as 24% per annum, and provided that a default on a note to Kent Carr in the amount of $750,000 (see below) would constitute a default under the note. If the Company fails to make payment in full of the amount due on or before December 31, 2010, a late charge of 10% of such payment will be added to the amount due. The Company did not repay the loan as of December 31, 2010 and is in default. In November 2010 and May 2011, Charter House paid interest of $45,000 to Kent Carr on behalf of the Company and in November 2011, Charter House paid  $153,700 representing $100,000 of  principal, $45,000 of interest, $7,500 of financing costs, and $1,200 of other expenses respectively, to Ken Carr on behalf of the Company.  As a result, the principal amount due to Charter House is $618,700 and $420,000 at December 31, 2011 and 2010, respectively.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 7 – NOTES PAYABLE (Continued)

Theodore J. Kanakis Loan

On March 30, 2007, Theodore J. Kanakis (“Kanakis”) loaned the Company $300,000 pursuant to an unsecured promissory note bearing interest at 7% per annum and due July 1, 2008.  The Company made partial repayment of this note during the year ended December 31, 2008, with the remaining unpaid principal balance of $187,530 at December 31, 2008. On January 15, 2010, the Company entered into a settlement agreement with Kanakis with regards to the outstanding loan balance and unpaid accrued interest. In connection with the settlement, the President of Company repaid Kanakis on behalf of the Company with gold coins of his own, with a value of $105,000 agreed by Kanakis, and the remaining balance was converted to a new promissory note in the amount of $150,000. The promissory note dated January 15, 2010 was secured by a subordinate lien on real estate of the Company.

The note entitled the Company to satisfy the entire amount due under the note by a payment of $125,000 on or before March 30, 2010.  If the note is not paid by March 30, 2010, interest began to accrue on the note at the rate of 1% per month, with monthly interest payments being due on the 5th day of each month.  In addition, note provided that if the price of gold increased by more than 10% from the date of execution of the note, the principal amount due on the note would increase by the same percentage that the price of gold increased.  The note was due and payable on December 31, 2010.  In addition, Mr. Kanakis granted Mr. Sens an option to purchase 500,000 shares (the “Option Shares”) of the Company’s common stock owned by Mr. Kanakis for $51,000. The principal amount of the note was adjusted to $203,235 and $189,000 as of December 31, 2011 and 2010, respectively, in accordance of the gold price clause. The increase of $14,535 and $39,000 in the principal amount during the year ended December 31, 2011 and 2010, respectively, was charged to interest expense.

On January 22, 2011, the Company, Mr. Kanakis and Mr. Sens entered into an agreement, under which Mr. Kanakis agreed to convert the January 15, 2010 note and unpaid accrued interest and fees into 650,000 shares of the Company’s common stock (the “Conversion Shares”).  Mr. Kanakis has the right to put the Conversion Shares back to the Company at any time from March 31, 2011 to June 30, 2011 in the event he does not receive total proceeds of $186,500 from the sale of the Conversion Shares and the Option Shares, in which event the put price for the Conversion Shares shall be the January 15, 2010 note.  Mr. Kanakis had sold 100,000 of the Option Shares for $12,500, and the parties agreed as part of the settlement that he could sell the remaining Option Shares, subject to a limit price of $0.16 per share.  Mr. Kanakis has a potential buyer to purchase the Conversion Shares for $110,000, and if Mr. Kanakis is not paid by the buyer of the Conversion Shares, he has the right to put his rights and claims against the buyer to the Company in lieu of the Conversion Shares.  If Mr. Kanakis is able to sell the remaining Option Shares, but does not sell or receive payment for the Conversion Shares, then Mr. Kanakis may put the Conversion Shares back to the Company for the January 15, 2010 note, in which event the Company shall be entitled to a credit of $15,000 on the note.  To date the 650,000 shares of common stock have not been issued to Mr. Kanakis.

None of the transactions contemplated by the January 22, 2011 agreement were completed.  On June 29, 2011, the Company, Mr. Kanakis and Mr. Sens entered into a modification to the January 22, 2011 agreement.  Under the modification, Mr. Kanakis agreed that he would sell the remaining Option Shares to an investor identified by Mr. Sens for $0.18 per share, or $72,000 by August 15, 2011; provided that he could sell any Option Shares on the open market at a price greater than $0.18 per share prior to such investor purchasing the Option Shares.  The parties also agreed that Mr. Kanakis would sell the Conversion Shares to an investor identified by Mr. Sens for $110,000 by July 31, 2011.  No shares were issued under the June 29, 2011 modification agreement and that agreement has since expired.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 7 – NOTES PAYABLE (Continued)

Amicus Funding, Inc. Loan

On February 26, 2008, the Company issued a $50,000 unsecured note payable with 12% per annum interest rate due June 26, 2008.  On March 3, 2008, the Company issued a $50,000 unsecured note payable with 12% per annum interest rate due July 3, 2008.  The Company did not pay either note on its maturity date.  Amicus Funding, Inc. (“Amicus”) later acquired both notes from the original lenders. The Company agreed to issue to the noteholders an aggregate of 100,000 shares of common stock in connection with issuance of these two notes as incentives.  The fair value of the common shares amounted to $25,500, and was accounted for as a debt discount and amortized over the term of the notes. Interest expense of $25,500 was charged to operations during the year ended December 31, 2008.

On February 10, 2009, the Company, Amicus and the President of the Company, Joel Sens, entered into a settlement agreement with respect to the two notes owned by Amicus, in which the Company paid Amicus $12,000 in cash and executed a note payable to Amicus in the amount of $112,000. As part of the same settlement, Mr. Sens executed a promissory note payable to Amicus in the amount of $85,000 to evidence a personal debt Mr. Sens owed to Amicus resulting from options and a stock purchase agreement between Amicus and Mr. Sens.  The note executed by the Company bore interest at 12% per annum.  All principal and interest due under the note was due and payable on March 31, 2009.

On November 10, 2009, the Company, Amicus and Mr. Sens entered into a settlement agreement with respect to the notes issued to Amicus under the February 10, 2009 settlement agreement.  Under the November 10, 2009 settlement agreement, the Company issued Amicus a note in the amount of $140,000 which bore interest at 10% per annum and was due and payable on January 29, 2010.  The note was subject to a late charge of 5% for any payment not received by its due date.  The note was also secured by a subordinate lien on the certain property of the Company located in Augusta County, Virginia.

On November 10, 2010, Amicus agreed to convert the $140,000 note and total unpaid accrued interest of $10,000 into 375,000 shares of the Company’s common stock.  Amicus has the right, until March 30, 2011 (subsequently extended to December 31, 2011), to put any of the shares back to the Company for cash in the amount of $0.40 per share. The note was converted and the common shares were issued to Amicus in December 2010 in settlement of this note and unpaid accrued interest. The Company recognized gain of $90,038 during the year ended December 31, 2010 in connection with the settlement as a result of the difference between of agreed conversion price of $0.40 per share and the market value of approximately $0.16 per share at the time of the settlement. The Company recorded put liability in the amount of $150,000 as part of the settlement.  On December 31, 2011, upon the expiration of the put agreement, the Company reclassified the $150,000 liability to equity.

Pierre Palian Loan

On April 14, 2008, the Company issued a note to Pierre Palian in the amount of $375,000.  The note bore interest at 15% per annum, and matured on October 13, 2008.  The note was secured by a lien on certain real estate of the Company in Augusta County, Virginia.  The note was guaranteed by Mr. Sens.

On May 5, 2010, the Company and Mr. Palian entered into a forbearance agreement with regards to the outstanding liability. The unpaid accrued interest, penalty and fees were partially repaid by the Company pursuant to the agreement, and Mr. Palian agreed not to exercise any remedies under the note until December 31, 2010, and increased the interest rate under the note to 21% per annum.  The Company also prepaid interest that would accrue under the note from May 10, 2010 to December 31, 2010 in the amount of $48,972.  The forbearance agreement also increased the default rate of interest to 24% per annum, and provided that a default on a note to Kent Carr in the amount of $750,000 (see below) would constitute a default under the note. The Company did not repay the loan as of December 31, 2011 and is in default. On April 4, 2011, Pierre Palian assigned this note to Charter House LLC, and Charter House LLC became the owner and holder of this note.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 7 – NOTES PAYABLE (Continued)

Kent Carr Loan Transaction

On May 5, 2010, the Company issued a note to Kent Carr in the amount of $750,000 secured by a first lien on certain real estate property of the Company in Augusta County, Virginia. The note bore interest at 12% per annum and was due on November 1, 2011. The proceeds of the note were used to partially repay indebtedness to Charter House, LLC and Pierre Palian, and miscellaneous fees and charges.  As part of the transaction, Charter House, LLC and Mr. Palian subordinated their first mortgage on certain property of the Company in Augusta County, Virginia to the mortgage lien of Mr. Carr.

On November 30, 2011, the Company and Mr. Carr agreed to provide three extensions on the due date of the note with the conditions that to extend to April 30, 2012 (the first extension); the Company made a principal payment of $100,000, pay an extension fee of $7,500 pay all interest due through October 31, 2011, and other expense of $1,200.  As described above, Charter House paid an aggregate of $153,700 on Company's behalf.  To extend to October 30, 2012 (the second extension), the Company must, by May 1, 2012, pay all accrued interest through April 30, 2012, payment of principal of $100,000 and pay an extension fee of 1% of the outstanding principal balance.  In addition, to extend to April 30, 2013 (the third extension), the Company must, by November 1, 2012, pay all accrued interest through October 30, 2012, payment of principal of $100,000 and pay an extension fee of 1% of the outstanding balance.

Next Generation Energy Corporation and related Parties

On March 25, 2010, the Company through its wholly owned subsidiary, Knox Minerals, entered into a Real Estate Purchase Option (the “2010 Option”) with the Option Holders, under which Knox Minerals agreed to pay the Option Holders $100,000 for an option to purchase the oil and gas (including coal bed methane) rights under the Knox Land for an aggregate price of $1,575,000.  The option period was 120 days, except that Knox Minerals had the right to extend the closing date for four additional 30 day periods upon payment of $25,000 for each period. Next Generation Media Corp., n/k/a Next Generation Energy Corp. (“NGEC”), loaned the Company $125,000, of which $100,000 used by Knox Minerals to make the initial option payment to the Option Holders and the remaining $25,000 was used to pay a brokerage commission due to a broker who arranged the 2010 Option (see Note 5).  NGEC’s loan is evidenced by a promissory note dated March 25, 2010 in the principal amount of $125,000 that is payable in full with interest at 6% per annum for a term of twenty-four months after the date of the note. In May 2010, the President of the Company became an officer and director of NGEC, and in October 2010 became a significant shareholder of NGEC.

NGEC also advanced the Company an aggregate of $65,000 as of December 31, 2011 and 2010for working capital purpose. The advances are non-interest bearing and due on demand.

Miscellaneous Notes

On September 30, 2008, the Company issued a $47,300 note payable with 6% per annum interest due November 15, 2008, secured by personal guarantee of Mr. Sens.  The note was issued to a vendor to settle an account payable due to the vendor. The Company is in default under the terms of the note agreement.

In January 2008, the Company borrowed against the cash value of the life insurance policy of the President of the Company. Interest is approximately at 6% per annum. Total amount of borrowing at December 31, 2011 and 2010 was $20,593 and $19,475, respectively.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 8 – PRIVATE PLACEMENT AND CONVERTIBLE PROMISSORY NOTES PAYABLE

Private Placement in fiscal year 2004 and 2005

The Company entered into a Private Placement Memorandum in August 2004 to offer up to 1,000 units at $3,000 per unit of equity/notes payable instrument. Each unit consists of 2,500 shares of common stock of the Company, $1,500 of convertible promissory notes (“Convertible Notes”), and 1 warrant to purchase 300 shares of the Company’s common stock at $0.85 per share.  The Convertible Notes accrues interest at 11% per annum, payable and due in September 2009.  The note holder has the option to convert any unpaid note principal and accrued interest to the Company’s common stock at a rate of $0.85 per share anytime after six months from the issuance date of the note.

As of December 31, 2005, the Company received total proceeds of $2,665,116, net of placement costs and fees of $331,884, for 999 units subscribed.  Pursuant to the terms of the Private Placement Memorandum, the Company issued to the investors Convertible Notes in an aggregate of $1,498,500.  The Company is obligated to issue 2,497,500 shares of its common stock, valued at $1,563,376, to the investors in connection with the private placement.  The Company also issued to investors an aggregate of 999 warrants to purchase 299,700 shares of common stock as of December 31, 2005.

In accordance with Accounting Standards Codification subtopic 470-20, Debt With Conversions and Other Options (“ASC 470-20”), the Company allocated, on a relative fair value basis, the net proceeds amongst the common stock, convertible notes and warrants issued to the investors.  As of December 31, 2005, the Company had recognized a discount to the notes in the amount of $280,207.  The note discount is being amortized over the maturity period of the notes, being five years.  As of December 31, 2005, the Company had recognized a total of $280,207 of the proceeds, which is equal to the intrinsic value of the imbedded beneficial conversion feature, to additional paid-in capital and a discount against the Convertible Note. The debt discount attributed to the beneficial conversion feature is amortized over the Convertible Notes’ maturity period, being five years, as interest expense.

In connection with the placement of the Convertible Notes, the Company issued detachable warrants granting the holders the right to acquire a total of 299,700 shares of the Company’s common stock at $0.85 per share as of December 31, 2005.  The warrants expire five years from their issuance.  As of December 31, 2005, the Company had recognized the value attributable to the warrants, being $190,143, to additional paid-in capital.  The Company valued the warrants in accordance with ASC 470-20 using the Black-Scholes pricing model and the following assumptions: contractual terms of 5 years, an average risk free interest rate of 3.38%, a dividend yield of 0%, and volatility of 296%.

During the year ended December 31, 2007 the Company offered additional consideration on the convertible debt in an effort to induce conversion.  The majority of converting note holders agreed to a conversion rate of one share of common stock for each $0.60 of principal and unpaid interest accrued through the closing date while the minority of converting note holders retained the original conversion rate of one share of common stock for each $0.85 of principal and unpaid interest accrued through the closing date.  All converting note holders received an additional six months of interest at the rate of 11% per annum.  The Company accounted for the conversion in accordance with ASC 470-20 by recognizing an expense of $1,215,417 which is equal to the excess of the fair value of the additional consideration issued pursuant to the original conversion terms.  The note holders agreed to convert a total of $1,458,500 of convertible notes and accrued interest of $138,649 into 2,641,611 shares of common stock. The Company issued 2,628,204 shares of common stock as of December 31, 2007, with the remaining 13,407 shares of common stock accounted for as stock to be issued. The remaining unpaid balance of the convertible debt is $40,000 at December 31, 2011 and 2010. All debt discount and financing costs related to the convertible debt had been amortized in full upon the maturity of the debt in September 2009.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 8 – PRIVATE PLACEMENT AND CONVERTIBLE PROMISSORY NOTES PAYABLE (Continued)

Sisler Convertible Note

On October 26, 2010, the Company issued a $20,000 convertible promissory note due April 26, 2011, unsecured.  The note bears interest at a rate of 12% per annum and will be convertible into the Company’s common stock at any time after the maturity date of the note at the holder’s option, into common stock at the conversion rate of 70% of average market price fifteen trading days prior to notice of conversion.

The Company is in default under the terms of the note. The Company has identified embedded derivatives related to the convertible promissory note entered into on October 26, 2010.  These embedded derivatives included certain conversion features.  The accounting treatment of derivative financial instruments requires that the Company record fair value of the derivatives as of the inception date of the convertible promissory note and to fair value as of each subsequent balance sheet date.  At the inception of the convertible promissory note, the Company determined a fair value $38,316 of the embedded derivative.  The fair value of the embedded derivative was determined using the Binomial  Option Pricing Model based on the following assumptions:

Dividend yield:	-0-%
Volatility	279.98%
Risk free rate:	0.17%

The initial fair value of the embedded debt derivative of $38,316 was allocated as a debt discount up to the proceeds of the note ($20,000) with the remainder ($18,316) charged to interest expense for the year ended December 31, 2010. During the year ended December 31, 2011, the Company amortized and charged $12,747 of the debt discount to interest expense.

A summary of convertible promissory notes payable at December 31, 2011 and 2010 are as follows:

	2011	2010
Convertible notes payable (“Convertible Notes”); 11% per annum; matured in September 2009; note holder has the option to convert unpaid note principal and interest to the Company’s common stock at $0.85 per share.	$40,000	$40,000
Convertible promissory note – 12% per annum, due April 26, 2011, net of unamortized debt discount of $-0- and $12,747 at December 31, 2011 and December 31, 2010, respectively	20,000	7,253
Total	$60,000	$47,253
Less: current portion	(60,000)	(47,253)
Convertible Note- long term portion	$-	$-

NOTE 9 – DERIVATIVE LIABILITY

As described in Note 8 above, on October 26, 2010, the Company issued a 12% convertible promissory note that contained embedded derivatives.  The embedded derivatives included certain conversion features. The accounting treatment of derivative financial instruments required that the Company record the derivatives at their fair values as of the inception date of the convertible promissory note in the amount of $38,316 and at fair value as of each subsequent balance sheet date.  Any change in fair value was recorded as non-operating, non-cash income or expense at each reporting date.  If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge.  If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income. The Company recorded a (loss) gain on change in fair value of derivative liability of $(4,524) and $37,366 for the years ended December 31, 2011 and 2010, respectively.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010
NOTE 9 – DERIVATIVE LIABILITY (Continued)

The fair value of the derivative liability at December 31, 2011 was determined using the Binomial Option Pricing Model with the following assumptions:

Dividend yield:	-0-%
Volatility	425.25%
Risk free rate:	0.06%

At December 31, 2011 and 2010, the derivative liability valued at $5,474 and $950, respectively, the Company believes an event under the contract that would create an obligation to settle in cash or other current assets is remote and has classified the obligation as a long term liability.

NOTE 10 – STOCKHOLDERS EQUITY

The Company was incorporated under the laws of the State of Delaware on October 14, 1999 under the name of Pre-Settlement Funding Corporation. The Company has authorized 100,000 shares of preferred stock, with a par value of $0.001 per share. The Company has designated 60,000 of its preferred stock as Series A Convertible Preferred Stock. As of December 31, 2011 and 2010, the Company does not have any shares of Series A Convertible Preferred Stock issued and outstanding. The Company has authorized 19,900,000 shares of common stock, with a par value of $.001 per share. As of December 31, 2011 and 2010, there were 14,348,399 shares of common stock issued and outstanding.

Put Agreement

As described above, in April 2004, the Company issued 160,000 shares of its common stock to a shareholder in exchange for previously issued stock options exercised at $0.5625 per share, for a total of $90,000. In exchange for the shares, the holder of the options paid $63,500 in cash, and tendered 5,000 shares of the Company's previously issued Series A preferred stock valued at $5 per share. The remaining balance of $1,500 was accounted for as financing expense and was charged to operations during the year ended December 31, 2004.

In October 2004, the Company entered into an agreement (termination agreement) granting the shareholder an option to put the 160,000 shares of common stock to the Company one year from the date of the agreement for $1.25 per share. The shareholder agreed to cancel 677,500 stock options exercisable at $0.5625 per share. The Company accounted for the puts and classified the fair value attributable to the put option as an accrued liability, as the puts issued under the termination agreement embody an obligation to repurchase the Company's equity shares which would require the Company to settle the agreement by transferring its assets. The put option was initially measured using Black Scholes pricing model at its fair value of $170,256 as of the date of the agreement. And the equity was reduced by the original value of the shares, being $90,000, with the remaining value of $80,256 being charged to other expense during the year ended December 31, 2004.

In October 2005, the termination agreement and puts expired without being exercised. At the time of expiration, the fair value of the accrued liability attributable to the puts was $87,984. Accordingly, equity has been increased by the original value of the shares, being $90,000, with the remaining value of $2,016 being charged to other expense during the year ended December 31, 2005.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 10 – STOCKHOLDERS EQUITY (Continued)

On November 10, 2010, Amicus Funding, Inc. converted $140,000 debt and total unpaid accrued interest of $10,000 into 375,000 shares of the Company’s common stock (see Note 7). In connection with this transaction, Amicus has the right, until March 30, 2011 (subsequently extended to December 31, 2011), to put any of the shares back to the Company for cash in the amount of $0.40 per share. The note was converted and the common shares were issued to Amicus in December 2010.  As such, the Company recorded a potential liability of $150,000 at the date of inception. At December 31, 2011, at the expiry of the put agreement, the Company reclassified the liability to equity.

Issuances

In March 2000, the Company issued $124,000 of notes payable convertible into common stock at a price equal to $0.50 per share. As of December 31, 2000, the holders of the notes payable converted $52,000 of the notes, net of costs, in exchange for 104,000 shares of the Company's common stock.

In January 2001, the holders of the $72,000 of convertible Notes Payable, exercised their rights to convert the unpaid principal to 144,000 shares of the Company's common stock at the conversion price of $0.50 per share.

In January 2001, $15,000 of convertible notes payable were issued and converted to 30,000 shares of the Company's common stock.

In January 2001, the Company issued 5,000,000 shares of its common stock to the Company's Founders in exchange for services provided to the Company from its inception. The Company valued the shares issued at $0.001 per share, which approximated the fair value of the services rendered. The compensation costs of $5,020 were charged to operations during the year ended December 31, 2001.

In January 2001, the Company issued 90,000 shares of its common stock to consultants in exchange for services provided to the Company. The Company valued the shares issued at $ .50 per share, which approximated the fair value of the shares issued during the period the services were rendered. The compensation costs of $45,000 were charged to income during the year ended December 31, 2001.

During the year ended December 31, 2003, the Company authorized the issuance of 60,000 shares of newly designated Series A Convertible Preferred stock, with a par value of $0.001 per share. As of December 31, 2003 the Company issued 55,000 shares of the Series A Convertible Preferred stock in exchange for $275,000, net of costs and fees.  The Series A Convertible Preferred Stock was convertible into the Company's common stock at the option of the holder at a ratio of ten (10) shares of common stock for each share of preferred stock if converted before the first anniversary of the original issue date and at a ratio of five (5) shares of common stock for each share of preferred stock if conversion is made after the first anniversary but before the second anniversary.

The Series A Convertible Preferred Stock was redeemable for cash at the option of the Company, any time after the first anniversary of the original issue date but before the second anniversary. The Series A Convertible Preferred Stock was entitled to cumulative dividends when and if declared by the Company's Board of Directors at a per share rate of 10% per annum of the original issue price. At the option of the holders of the Series A Convertible Preferred Stock, accrued and unpaid cumulative dividends could be applied to the purchase of additional shares of the Company's common stock upon conversion of the Series A Convertible Preferred Stock to common stock. The Series A Convertible Preferred Stock ranked senior to the common stock. The Series A Convertible Preferred Stock had a liquidation preference of payment of the original purchase price of the Series A Convertible Preferred Stock plus all declared but unpaid dividends on such shares.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 10 – STOCKHOLDERS EQUITY (Continued)

The fair value of the Company's common stock at the time the conversion option was granted was below the value of the Preferred Stock if converted. Accordingly, the Company recognized no beneficial conversion feature embedded in the Series A Preferred Stock.

In April 2004, the Company issued 160,000 shares of its common stock to a shareholder in exchange for previously issued stock options exercised at $0.5625 per share, for a total of $90,000. In exchange for the shares, the holder of the options paid $63,500 in cash, and tendered 5,000 shares of the Company's previously issued Series A preferred stock valued at $5 per share. The remaining balance of $1,500 was accounted for as financing expenses and was charged to operations during the year ended December 31, 2004. The preferred shares tendered were subsequently cancelled by the Company.

In April 2004, the Company issued an aggregate of 300,000 shares of its restricted common stock to an investor in exchange for $90,000 of proceeds, net of costs and fees.

Pursuant to the Private Placement Memorandum, the Company was obligated to issue an aggregate of 2,460,000 shares of its common stock, valued at $1,387,477 net of placement costs attributable to the equity portion of the private placement, to the investors in connection with 984 units sold in the private placement as of December 31, 2004. The Company has issued an aggregate of 2,404,978 shares to the investors at December 31, 2004, and the remaining aggregate of 54,998 shares were issued to the investors in January 2005 (fractional shares of 24 shares of common stock will not be issued). The Company has accounted for the shares not issued at December 31, 2004 as common stock subscription payable in the amount of $25,581.

In December 2004, the Company's Series A Preferred Stock holders elected to convert an aggregate of 50,000 shares of Preferred Stock into 500,000 shares of the Company's common stock, at a ratio of ten (10) shares of common stock for each share of preferred stock. In connection with the conversion, the Company also issued an aggregate of 50,000 shares of its common stock in exchange for $25,000 of dividends in arrears. As of December 31, 2004, all Series A Convertible Preferred Stock has been converted to the Company's common stock, and there was no Preferred Stock issued and outstanding at December 31, 2004.

In January 2005, pursuant to the Private Placement Memorandum, the Company was obligated to issue an aggregate of 37,500 shares of its common stock, valued at $25,188 to the investors in connection with 15 units sold in the private placement as of December 31, 2005.

During the year ended 2006, the Company issued an aggregate of 219,998 shares of common stock in exchange for $99,000 of proceeds, net of costs and fees.

In December 2006, the Company repurchased 160,000 shares of common stock from a former employee for $1.25 per share. In accordance with FASB Technical Bulletin 85-6, the amount paid per share was considered to be significantly in excess of the current market price of $0.51 per share thereby creating a presumption that the purchase price is not attributable to the stock value alone. As such, the excess amount of $0.74 per share is deemed to be attributable to a severance payment and $118,400 was charged to compensation expense in 2006. The shares were retired by the Company immediately after repurchase.

During the year ended December 31, 2007, the Company issued an aggregate 243,542 shares of common stock for net cash proceeds of $341,518.  The Company also issued an aggregate of 756,459 shares of common stock in exchange for repayment of notes payable in the amount of $701,552 and $78,000 of penalty and fees.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 10 – STOCKHOLDERS EQUITY (Continued)

During the year ended December 31, 2007, the Company issued an aggregate of 594,720 shares of common stock as a result of the exercise of 175,000 stock options and 594,921 warrants.  The options and warrants had exercise prices ranging $0.56 to $0.85 per share.  The Company received total proceeds of $348,506.  The 175,000 options exercised were one option for one share of common stock, and 921.17 warrants exercised were one warrant for 300 shares of common stock and 594,000 warrants exercised on a cashless basis in exchange for 143,370 shares of common stock (see Note 10).

During the year ended December 31, 2007 the Company issued an aggregate of 340,000 shares of common stock to a note holder in exchange for financing incentives. The shares were valued at $175,150, of which $127,500 was accrued during the year ended December 31, 2006 and $47,650 was charged to interest expense during the year ended December 31, 2007.

During the year ended December 31, 2007, the Company issued 100,000 shares of the Company’s commons stock for services rendered valued at $50,000, which approximately the fair value of the shares at the time the shares were issued.

During the year ended December 31, 2007, the Company issued an aggregate 2,628,204 shares of its common stock and agreed to issue 13,407 shares of common stock in connection with conversion of notes payable. The common shares issued and to be issued settled convertible notes in the amount of $1,458,500 and interest expense of $138,649.

During the year ended December 31, 2008, the Company agreed to issue an aggregate of 100,000 shares of common stock in connection with issuance of notes payable.  The fair value of the common shares amounted $25,500 was accounted for as a debt discount and amortized over the term of the notes. Interest expense of $25,500 was charged to operations during the year ended December 31, 2008. The common shares had not been issued as of December 31, 2011 and were accounted for as common stock to be issued.

During the year ended December 31, 2010, the Company issued an aggregate 750,000 shares of its common stock in connection with conversion of debt (see Note 7 and Note 15). The common shares issued settled debt and accrued interest in the amount of $300,000. The Company recorded gain of $180,075 from settlement of debt which was resulted from the difference between the conversion price of $0.40 per share and the fair market value of approximately $0.16 per share at the time of settlement.

Options and warrants

As of December 31, 2011 and 2010, the Company did not have any options or warrants outstanding.

NOTE 11 – RELATED PARTY TRANSACTIONS

From time to time, the Company’s President, Joel Sens, has advanced funds to the Company for working capital purposes.  At times the total payment the Company repaid to the Company’s’ President and (or) the funds the President of the Company withdrew exceeded the total balance due.  Consistent with ASC 505-10-45 (“Equity-Other Presentation”), the amount recorded on the balance sheet is presented as a deduction from shareholder’s equity (deficit). This is also consistent with Rule 5-02.30 Regulation S-X of the Code of Federal Regulations.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 11 – RELATED PARTY TRANSACTIONS (Continued)

As of December 31, 2009, the overpayment balance to the Company's President was $666,947. As described in Note 7, during the year ended December 31, 2010 Mr. Sens allowed Mr. Kanakis to retain a coin collection provided by Mr. Sens, valued at $105,000, in settlement of the Company’s liability due to Mr. Kanakis. In addition, Mr. Sens provided 791,000 shares of the Company’s common stock that he personally owned to American Marketing and Capital, Inc. (“AMC”) in settlement of $316,400 of the Company’s liability due to AMC (Note 15).  Other net advances that Mr. Sens provided to the Company during the year ended December 31, 2010 was $16,765. In addition, Mr. Sens paid expenses in the amount of $14,539 on behalf of the Company. The aggregate contribution of $452,704 to the benefit of the Company was accounted for as repayment of due from officer. As of December 31, 2010, the balance of due to officer was $214,243.

During the year ended December 31, 2011, the aggregate contribution to the benefit of the Company by Mr. Sens, was $202,799, which was accounted for as repayment of due from officer. As of December 31, 2011, the repayment of due to officer was $11,444.

As described in Note 7, the Company’s President has guaranteed certain loans to the Company, and/or pledged certain personal property to secure loans to the Company.  The President of the Company pledged certain of his personal property including common shares of the Company he owned in connection with certain loan transactions.

As of December 31, 2011 and 2010, the Company was  indebted to Next Generation Energy Corp. (“NGEC”) for $125,000 under a promissory note dated March 25, 2010, which note bears interest at 6% per annum and is due 24 months after the date of the note (Note 5 and Note 7).  As of December 31, 2011 and 2010, the Company was indebted to NGEC for an aggregate of $65,000, which loan is non-interest-bearing and due on demand. In May 2010, Mr. Sens became an officer and director of NGEC, and in October 2010 became a significant shareholder of NGEC. Interest expense to related parties for the year ended December 31, 2011 and 2010 was $7,500 and $5,774, respectively.

As described in Note 5, on April 16, 2010 Knox Minerals entered into an Assignment and Assumption Agreement with NGEC, under which Knox Minerals assigned all of its right, title and interest under the 2010 Option to NGEC.  Under the Assignment and Assumption Agreement, NGEC paid Knox Minerals $600,000 in the form of a promissory note payable in full in sixty months with interest at 6% per annum. The Company has not netted the $125,000 loan from NGEC against NGEC’s $600,000 promissory note payable to Knox Minerals because the obligations are not mutual obligations that are subject to offset under the law. Furthermore, the Company did not recognize a gain or a note receivable for the $600,000 promissory note due from NGEC, based on the assessment that NGEC had limited ability to repay this note and that collection could not be reasonably assured at that time the agreement was entered into.  The Company will account for future amounts, if any, that it collects from NGEC as other income only at the time such collection occurs. Subsequent to the date of the financial statements, the Company received 10,000,000 common shares of NGEC in full settlement of the $600,000 promissory note which represents more than 20% of the outstanding shares of NGEC (see Note 17).

NOTE 12 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued liabilities as of December 31, 2011 and 2010 are comprised of the following:

	2011	2010
Accounts payable and accrued expenses	$335,934	$229,522
Accrued interest	477,582	131,355
Payroll taxes related liabilities	274,987	206,020
Total	$1,088,503	$566,897

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 13 – INCOME TAXES

The Company has adopted Accounting Standards Codification subtopic 740, Income Taxes which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

The federal and state income tax provision (benefit) for December 31, 2011 and December 31, 2010 consists of the following:

	2011	2010
Current:
Federal	$-	$-
State	-	-
Total current	-	-

Deferred:
Federal	-	-
State	-	-
Total deferred	-	-
Total provision (benefit)	$-	$-

Deferred income taxes represent the tax effect of transactions that are reported in different periods for financial and tax reporting purposes. Temporary differences and carryforwards that give rise to a significant portion of the deferred income tax benefits and liabilities are as follows at December 31, 2011 and December 31, 2010:

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

	2011	2010

Basis difference in note payable	20,708	15,171

	20,708	15,171

Loss carryforwards	2,782,119	2,452,987
Capital loss carryforwards	83,830	83,830
Fixed assets	5,105	-
Intangible assets	8,526	9,539
	2,879,580	2,546,356
	2,900,288	2,561,527
Less valuation allowance	(2,900,288)	(2,552,220)
	0	9,307

	$-
Beneficial conversion feature		$(4,348)
Fixed assets		(4,959)
	-	(9,307)

	-	(9,307)

	$0	$-

The Company has provided a valuation allowance against the full amount of the deferred tax assets, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized.

As of December 31, 2011, the Company had approximately $7,151,975 of federal and state loss carryforwards which expire at various dates through fiscal year 2031.  As of December 31, 2010, the Company had approximately $6,305,877 and of federal and state loss carryforwards which expire at various dates through fiscal year 2030.

Due to possible changes in the Company's ownership, the future use of its existing net operating losses may be limited. All or portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s consolidated effective income tax rate is as follows:

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

	2011	2010

U.S. federal statutory income tax rate	35.0%	35.0%
Derivative liability	(0.2)	4.2
Other	-	4.0
Stock option cancellation	-	(224.9)
State taxes, net of federal benefit	3.9	(20.3)
Increase in valuation allowance	(38.7)	202.0
Effective income tax rate	0.0%	0.0%

The Company complies with the provisions of FASB ASC 740 in accounting for its uncertain tax positions.  ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. The Company had no accruals for interest and penalties at December 31, 2011 and 2010.

The Company does not expect the amount of unrecognized tax benefits to materially change within the next twelve months.

The Company is required to file income tax returns in the U.S. Federal jurisdiction, and in Virginia. The Company has not filed its tax returns since year ended December 31, 2007. All tax years for the Company remain subject to future examinations by the applicable taxing authorities.

NOTE 14 – COMMITMENTS AND CONTINGENCIES

Litigation

As of December 31, 2011, the Company is not a party to any legal proceedings, nor are there any judgments against the Company. However, the Company may be subject to legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE 15 – INVESTMENT AGREEMENT AND LINE OF CREDIT

On April 14, 2008, the Company issued a promissory note to American Marketing and Capital, Inc. (“AMC”) in the amount of $300,000 note.  The note was due October 13, 2008 and was secured by certain real estate of the Company and 2,100,000 common shares of the Company personally owned by the President of the Company.  On May 16, 2008, the Company modified the previously issued $300,000 note, adding additional borrowing of $178,800 with the maturity date of the note remained unchanged.  On May 30, 2008, the Company modified again the previously issued $300,000 note, adding an additional borrowing of $166,500, with the maturity date of the note remained unchanged.  The note was repaid in full on July 8, 2008 upon sale of real estate property of the Company (see Note 3).

On August 28, 2008, the Company entered into a new revolving line of credit agreement with AMC and issued a Revolving Credit promissory note to AMC in the amount of $200,000.  The note bore interest at 2% per month, and matures on October 27, 2008.  The note was secured by all non-real estate assets of the Company, and by 980,000 shares of common stock of the Company owned by Joel Sens. On November 7, 2008, the Company and AMC amended their line of credit agreement to increase the amount that the Company could borrow by $360,000, to a maximum of $560,000.   The amendment also extended the maturity date of the note to January 6, 2009.  Under the amendment, the Company granted AMC a lien on the certain property of the Company located in Augusta County, Virginia to secure the loan, in addition to the collaterals as defined pursuant to the original line of credit agreement dated August 28, 2008. The Company's outstanding balance as of December 31, 2009 was $700,427.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 15 – INVESTMENT AGREEMENT AND LINE OF CREDIT (Continued)

On May 5, 2010 AMC settled and converted the old outstanding principal amount of $700,427 together with unpaid accrued interest of $343,802 into a Convertible Note in the principal amount of $440,000.  The Company recognized gain from settlement of debt in the amount of $604,229. The Convertible Note was due on October 30, 2010, bore interest at 6% per annum, and was convertible into the Company’s common stock at $0.40 per share.  In November 2010, the Company and AMC entered into an agreement under which AMC converted all principal and interest due under the Convertible Note, which was $466,400, into 1,166,000 shares of the Company’s common stock.  Of the shares issued to AMC, 375,000 shares were issued by the Company in December 2010 (Note 10) and 791,000 shares were provided by Mr. Sens. The common shares provided by Mr. Sens settled $316,400 of the Company’s liability due to AMC, and was accounted for as contributed capital to the Company (Note 11).

NOTE 16 – FAIR VALUE

ASC 825-10 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. ASC 825-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825-10 establishes three levels of inputs that may be used to measure fair value:

A) Market approach—Uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. Prices may be indicated by pricing guides, sale transactions, market trades, or other sources;

B) Cost approach—Based on the amount that currently would be required to replace the service capacity of an asset (replacement cost); and

C) Income approach—Uses valuation techniques to convert future amounts to a single present amount based on current market expectations about the future amounts (includes present value techniques, and option-pricing models). Net present value is an income approach where a stream of expected cash flows is discounted at an appropriate market interest rate.

The Company adopted the provisions of ASC 825-10 prospectively effective as of the beginning of its Fiscal 2008.  For financial assets and liabilities included within the scope of ASC 825-10, the Company will be required to adopt the provisions of ASC 825-10 prospectively as of the beginning of Fiscal 2009.  The adoption of ASC 825-10 did not have a material impact on our consolidated financial position or results of operations.

The carrying value of the Company’s cash and cash equivalents, accounts receivable, accounts payable, short-term borrowings (including convertible notes payable), and other current assets and liabilities approximate fair value because of their short-term maturity.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 16 – FAIR VALUE (Continued)

Items recorded or measured at fair value on a recurring basis in the accompanying consolidated financial statements consisted of debt derivative liabilities.

	Quoted Prices in Active Markets for Identical Instruments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Assets at fair Value
Liabilities:
Convertible debt derivative liability	$-	$-	$(5,474)	$(5,474)
Total	$-	$-	$(5,474)	$(5,474)

The following table provides a summary of changes in fair value of the Company’s Level 3 financial liabilities as of December 31, 2011:

Convertible Debt Derivative
Balance, December 31, 2010	$950
Total gains:
Initial fair value of debt derivative at note issuance
Mark-to-market at December 31, 2011:
- Debt Derivative	4,524
Balance, December 31, 2011	$5,474

Net loss for the year included in earnings relating to the liabilities held at December 31, 2011	$(4,524)

NOTE 17 – SUBSEQUENT EVENTS

Equity Issuance

On March 15, 2012, the Company issued an aggregate of 2,600,000 shares of common stock for consulting, legal and accounting services provided in prior years and/or in the fiscal year 2012.

Charter House and Pierre Palian Loans

On March 20, 2012, the Company entered into a note agreement with Nova Capital, LLC ("Nova Capital") whereby Nova Capital contemporaneously entered into an Option Agreement with Charter House, LLC, a creditor of the Company, to purchase part or all of two notes held by Charter House, LLC that are obligations of the Company (see Note 7, Charter House Loans and Pierre Palian Loan).  The Company agreed that all purchased debt shall bear an annual interest rate of 8% and will be due in full with accrued interest on May 30, 2012.  Nova Capital (the "Optionee") shall be entitled, at its option, to convert at any time, any portion of the purchased debt plus accrued interest to the Company's common stock.  The conversion price shall be a) $0.001 per share for the first $5,000 of purchased debt, b) $0.10 per share for the second $300,000 of purchased debt and c) $0.15 per share for any remaining purchased debt. The termination date of the Option Agreement is November 15, 2012.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

NOTE 17 – SUBSEQUENT EVENTS (Continued)

On March 20, 2012,   the Company entered into an Assignment Agreement to assign 100% membership interest in Seawright Springs, LLC, a wholly owned subsidiary of the Company with substantially all of the Company's assets to Charter House LLC (the "Assignee") in exchange for an conditional agreement to forbear for a limited time pursuing certain remedies under the terms of the Charter House note in principal aggregate balance of $618,700 and Pierre  L Palian, note (of which Charter House, LLC became the owner on April 4, 2011) of $375,000 pursuant to the option agreement described above.  Both notes are personally guaranteed by the Company's President.. An Escrow Agreement was simultaneously entered into among the parties that the Assignment Agreement is held in escrow and not to release to any party unless and until the Assignee gives written notice of the termination of the Option Agreement between the Assignee and Nova Capital. And in the event that the Optionee pays the entire option price on or before the termination date, the Assignment Agreement will become null and void.

On March 21, 2012, the Company issued 2,800,000 shares of its common stock to Nova Capital, LLC in exchange for $2,800 of purchased debt, as described above.

Next Generation Energy Corp. Transactions

On March 6, 2012, the Company received 10,000,000 restricted common shares of Next Generation Energy Corp ("NGEC") in full settlement of the $600,000 promissory note due to the Company in connection with the land purchase option as described in Note 5. The common shares received represents more than 20% of the outstanding shares of NGEC, and are accounted for using the equity method of accounting.

Kanakis Settlement

As of December 31, 2011, the Company had a note payable dated January 15, 2010 due to Theodore Kanakis in the original principal amount of $150,000, which had a balance due of $203,235 at December 31, 2011 (see Note 7). On April 30, 2012, the Company and Joel Sens entered into a modification agreement with Theodore Kanakis, under which Mr. Kanakis agreed to try to sell 400,000 shares of common stock of the Company held by his IRA account at a price of $0.125 or greater per share (minimum total proceeds of $50,000).  If the shares sell for $50,000 or more by May 30, 2012, then Mr. Kanakis agreed that he would accept a single payment of $70,000, minus the portion of proceeds from sale of shares that exceeded $50,000, to settle the Company’s liability under the January 15, 2010 promissory note, provided that Mr. Kanakis receives the payment in certified funds on or before July 15, 2012.  Upon receipt of payment as described above, Mr. Kanakis will release his deed of trust lien on the Company’s real estate.  The agreement further provides that it will be null and void in the event the Company enters into negotiations to sell the real estate the collateralizes the note before receipt of final payment on the note.

EXHIBIT B

SEAWRIGHT HOLDINGS, INC.

FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 AND 2011

AND PERIOD FROM OCTOBER 14, 1999 (DATE OF INCEPTION)
TO JUNE 30, 2012

(UNAUDITED)

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2012	2011
	(unaudited)
ASSETS
Current assets:
Prepaid expenses and capitalized financing costs	$-	$5,000
Total current assets	-	5,000

Property and equipment, net	1,195,987	1,202,519

Other assets	29,542	29,542

Total assets	$1,225,529	$1,237,061

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$1,104,261	$1,088,503
Convertible notes payable, net of debt discount	60,000	60,000
Advances from related party	61,417	-
Notes payable, current portion	1,967,482	1,914,827
Notes payable due to related parties, current portion	190,000	190,000
Other liabilities	50,000	50,000
Total current liabilities	3,433,160	3,303,330

Long-term liabilities:
Derivative liability	24,971	5,474
Total liabilities	3,458,131	3,308,804

Commitments and contingencies	-	-

STOCKHOLDERS' DEFICIT
Preferred stock, par value $0.001 per share; 100,000 shares authorized	-	-
Series A convertible preferred stock, par value $0.001 per share; 60,000 shares authorized, none issued and outstanding as of June 30, 2012 and December 31, 2011	-	-
Common stock, par value $0.001 per share; 19,900,000 shares authorized; 19,098,399 and 14,348,399 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	19,098	14,348
Common shares to be issued	36,896	36,896
Additional paid in capital	7,966,870	7,735,120
Due from officer	-	(11,444)
Accumulated deficit during development stage	(10,255,466)	(9,846,663)
Total stockholders' deficit	(2,232,602)	(2,071,743)

Total liabilities and stockholders' deficit	$1,225,529	$1,237,061

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

					For the period from
					October 14, 1999
					(date of inception)
	Three months ended June 30,		Six months ended June 30,		through
	2012	2011	2012	2011	June 30, 2012

Revenue, net	$-	$-	$-	$-	$19,611

Cost and expenses:
Selling, general and administrative	102,784	88,393	209,133	188,322	7,022,497
Impairment of trade name	-	-	-	-	19,529
(Gain) loss on sale of trading securities	-	-	-	-	(37,356)
Depreciation and amortization	3,266	3,311	6,532	6,622	117,019
	106,050	91,704	215,665	194,944	7,121,689

Operating loss	(106,050)	(91,704)	(215,665)	(194,944)	(7,102,078)

Other income (expense):
Other income	-	-	-	-	62,302
Gain on sale of property	-	-	-	-	1,480,996
Net gain on settlement of debt	-	-	23,096	-	1,616,332
Gain (loss) on change in fair value of debt derivative	9,859	7,103	(19,497)	(6,847)	13,345
Interest expense, net	(89,152)	(100,181)	(196,737)	(274,696)	(6,318,264)

Total other expense	(79,293)	(93,078)	(193,138)	(281,543)	(3,145,289)

Loss from continuing operations before income taxes and discontinued operations	(185,343)	(184,782)	(408,803)	(476,487)	(10,247,367)

Provision for income taxes	-	-	-	-	-

Loss from continuing operations before discontinued operations	(185,343)	(184,782)	(408,803)	(476,487)	(10,247,367)

Income from discontinued operations	-	-	-	-	16,901

Net loss	(185,343)	(184,782)	(408,803)	(476,487)	(10,247,367)

Preferred stock dividend	-	-	-	-	(25,000)

Net loss attributable to common shareholders	$(185,343)	$(184,782)	$(408,803)	$(476,487)	$(10,255,466)

Loss per common share, basic and diluted	$(0.01)	$(0.01)	$(0.02)	$(0.03)

Weighted average number of common shares outstanding, basic and diluted	19,519,828	14,348,399	17,316,531	14,348,399

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
SIX MONTHS ENDED JUNE 30, 2012
(unaudited)

										Deficit
										Accumulated
							Additional		Common	During
	Preferred Stock:		Common stock:		Shares to be issued		Paid in	Due from	Stock	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Officer	Subscription	Stage	Total
Balance, December 31, 2011	-	$-	14,348,399	$14,348	113,407	$36,896	$7,735,120	$(11,444)	$-	$(9,846,663)	$(2,071,743)
Common stock issued for accrued liabilities	-	-	1,300,000	1,300	-	-	53,950	-	-	-	55,250
Common stock issued for services rendered	-	-	1,300,000	1,300	-	-	53,950	-	-	-	55,250
Common stock issued in settlement of debt	-	-	2,800,000	2,800	-	-	123,200	-	-	-	126,000
Common stock returned and canceled by officer	-	-	(650,000)	(650)	-	-	650	-	-	-	-
Repayment of due from officer	-	-	-	-	-	-	-	11,444	-	-	11,444
Net loss	-	-	-	-	-	-	-	-	-	(408,803)	(408,803)
Balance, June 30, 2012	-	$-	19,098,399	$19,098	113,407	$36,896	$7,966,870	$-	$-	$(10,255,466)	$(2,232,602)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

			For the period
			From
			October 14, 1999
			(date of inception)
	Six months ended June 30,		through
	2012	2011	June 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from continuing operations	$(408,803)	$(476,487)	$(10,230,466)
Loss from discontinued operations	-	-	(16,901)
Net loss	(408,803)	(476,487)	(10,247,367)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,532	6,622	117,018
Amortization of debt discounts	-	12,747	799,617
Amortization of deferred financing costs	5,000	11,909	1,157,035
Write off of investment in land purchase option	-	-	215,500
Penalties and fees charged in connection with loan settlements, net	-	-	3,882
Fair value of consideration with induced note payable conversions	-	-	1,215,417
Loss (gain) on change in fair value of derivative	19,497	6,847	(13,345)
Interest and operating expense financed through issuance of note payable	60,617	-	401,675
Accretion of interest on trade name liability	-	-	20,938
Gain on sale of property	-	-	(1,480,996)
Net gain on settlement of debt	(23,096)	-	(1,616,332)
Non cash interest expense	16,455	-	16,455
Financing expense attributable to conversion of stock options to common stock	-	-	1,500
Common stock issued to founders		-	5,020
Common stock issued as financing incentives	-	-	47,650
Common stock issued in exchange for services rendered	55,250	-	150,250
Common stock issued for interest and penalties	-	-	216,649
Impairment of trade name	-	-	19,529
Expenses paid by officer on behalf of Company	12,244	-	109,318
Fair value of stock options issued in exchange for services rendered	-	-	43,766
Write off of claimed receivable	-	-	6,000
Changes in:
Marketable securities-trading	-	-	(17,993)
Claims receivable	-	-	(6,000)
Capitalized financing costs	-	-	(32,647)
Deposits, prepaid and other assets	-	-	(79,821)
Accounts payable and accrued expenses	256,304	336,626	2,692,599
Net cash used in continuing operating activities	-	(101,736)	(6,254,683)
Net cash provided by discontinued operations	-	-	16,901
Net cash used in operating activities	-	(101,736)	(6,237,782)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

			For the period
			From
			October 14, 1999
			(date of inception)
	Six months ended June 30,		through
	2012	2011	June 30, 2012
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property, net	-	-	2,445,996
Investment in land purchase option	-	-	(215,501)
Purchase of property, plant and equipment	-	-	(1,000,873)
Net cash (used in) provided by investing activities	-	-	1,229,622

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	-	-	1,857
Proceeds from sale of common stock, net	-	-	2,006,683
Proceeds from notes payable, net of repayments	-	-	1,069,388
Proceeds from related party loans, net of repayments	-	101,736	182,500
Proceeds from line of credit, net of repayments	-	-	583,571
Proceeds from issuance of convertible notes, net	-	-	1,102,586
Proceeds from issuance of warrants attached to convertible notes, net	-	-	169,865
Proceeds from exercise of options and warrants	-	-	348,506
Contribution made by (return of contributed capital to) shareholders	-	-	(650,196)
Reacquisition of shares	-	-	(81,600)
Proceeds from issuance of preferred stock, net	-	-	275,000
Net cash provided by (used in) financing activities	-	101,736	5,008,160

Net (decrease) increase in cash and cash equivalents	-	-	-

Cash and cash equivalents, beginning of period	-	-	-

Cash and cash equivalents, end of period	$-	$-	$-

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$-	$-	$1,951,963
Cash paid for income taxes	$-	$-	$-

Non cash investing and financing activities:
Common stock issued in exchange for notes payable and accrued interest	$2,800	$-	$764,315
Common stock issued in exchange for convertible notes payable and accrued interest	$-	$-	$1,507,067
Common stock to be issued in exchange for convertible notes payable	$-	$-	$11,396
Notes payable and accrued interest settled by officer	$-	$-	$421,400
Common stock issued in connection with issuance of notes payable	$-	$-	$25,500
Common stock issued in exchange for stock incentive liabilities	$-	$-	$127,500
Transfer of deposit to property and equipment	$-	$-	$57,600
Notes payable issued in exchange for accrued liabilities	$201,546	$-	$287,137
Notes payable issued in connection with capital expenditures	$-	$-	$1,325,000
Warrants issued in exchange for financing costs	$-	$-	$545,460

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying unaudited condensed consolidated financial statements follows:

Business and Basis of Presentation

Seawright Holdings, Inc., (Company) was formed on October 14, 1999 under the laws of the state of Delaware. The Company is a development stage enterprise, as defined by Accounting Standards Codification subtopic 915-10, Development Stage Entities ("ASC 915-10") and is seeking to develop a spring water bottling and distribution business. From its inception through the date of these financial statements, the Company has recognized minimal revenues and has incurred significant operating expenses. Consequently, its operations are subject to all risks inherent in the establishment of a new business enterprise. For the period from inception through June 30, 2012, the Company has accumulated deficit of $10,255,466.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Seawright Springs, LLC and Knox County Minerals, LLC. Significant intercompany transactions have been eliminated in consolidation.

Interim Financial Statements

The unaudited condensed consolidated interim financial statements of the Company have been prepared in accordance with the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six months ended June 30, 2012 are not necessarily indicative of results that may be expected for the year ending December 31, 2013. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2011 included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on May 15, 2012.

Reclassification

Certain reclassifications have been made in prior year’s financial statements to conform to classifications used in the current year.

Income Taxes

The Company has reassessed the valuation allowance on its net deferred tax assets during the current quarter and concluded that it remains more likely than not that these assets will not be realized, and therefore a full valuation allowance remains.

Recent Accounting Pronouncements

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)
NOTE 2 – GOING CONCERN MATTERS

The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying unaudited condensed consolidated financial statements during six months ended June 30, 2012, the Company incurred a net loss of $408,803, had accumulated deficit since its inception from October 14, 1999 through June 30, 2012 of $10,255,466 and used $6,237,782 in cash for operating activities from its inception through June 30, 2012. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to developing its products and services and there can be no assurance that the Company's efforts will be successful. However, the planned principal operations have not commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The Company is also pursuing additional debt or equity financing through discussions with private investors. There can be no assurance that the Company will be successful in its effort to secure additional financing. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

 Major classes of property and equipment at June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
Land	$1,000,000	$1,000,000
Equipment	32,167	32,167
Building improvements	261,307	261,307
	1,293,474	1,293,474
Less - accumulated depreciation	(97,487)	(90,955)
	$1,195,987	$1,202,519

NOTE 4 – NOTES PAYABLE

Notes payable at June 30, 2012 and December 31, 2011 are as follows:

	June 30, 2012	December 31, 2011
24% per annum Notes payable due to Charter House, LLC, collateralized by land. The notes are past due and the Company is in default under the terms of the note agreements.	$1,137,400	$993,700

1% per month note payable due to Theodore J. Kanakis, collateralized by land. The note is past due and the Company is in default under the terms of the note agreement.	212,190	203,235

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

	June 30, 2012	December 31, 2011
6% per annum note payable due to related party, Next Generation Energy Corporation due March 25, 2012, uncollateralized. The note is past due and the Company is in default under the terms of the note agreement.	125,000	125,000

12% per annum (default rate 18%) note payable due to Kent Carr, originally due November 1, 2011 and collateralized by land. On May 1, 2012, the Company further extended the maturity to October 30, 2012.	550,000	650,000

6% per annum note payable, due November 15, 2008, collateralized by personal guarantee of principle stockholder. The note is past due and the Company is in default under the terms of the note agreement.	47,300	47,300

Loan against cash value of principle stockholder's life insurance	20,592	20,592

Noninterest bearing note payable due to related party, Next Generation Energy Corporation, due on demand, uncollateralized	65,000	65,000
Total	2,157,482	2,104,827
Less: Note payable, current portion	(1,967,482)	(1,914,827)
Less: Notes payable due to related party, current portion	(190,000)	(190,000)
Long term portion	$-	$-

Charter House and Pierre Palian Loans

The Company had notes payable in an aggregate amount of $993,700 due to Charter House LLC at December 31, 2011. These notes payable included a loan of $375,000 that was assigned to Charter House by Pierre Palian in April 2011. On March 20, 2012, the Company entered into a note agreement with Nova Capital, LLC ("Nova Capital") whereby Nova Capital contemporaneously entered into an Option Agreement with Charter House, LLC, to purchase part or all of notes held by Charter House, LLC that are obligations of the Company. The Company agreed that all purchased debt shall bear an annual interest rate of 8% and will be due in full with accrued interest on May 30, 2012. Nova Capital (the "Optionee") shall be entitled, at its option, to convert at any time, any portion of the purchased debt plus accrued interest to the Company's common stock. The conversion price shall be a) $0.001 per share for the first $5,000 of purchased debt, b) $0.10 per share for the second $300,000 of purchased debt and c) $0.15 per share for any remaining purchased debt. The termination date of the Option Agreement is November 15, 2012.

During the six months ended June 30, 2012, Nova Capital purchased $2,800 of debt pursuant to the option agreement that was the obligation of the Company from Charter House LLC.  On March 21, 2012, the Company issued 2,800,000 shares of its common stock to Nova Capital in exchange for the $2,800 of debt.

May 1, 2012, the Company further extended the maturity of the Kent Carr loan to October 30, 2012. As the considerations for the extension, Charter House LLC paid to Kent Carr on behalf of the Company all accrued interest through April 30, 2012 of $39,000, payment of principal of $100,000, and an extension fee of 1% of the outstanding principal balance ($7,500).  The payments by Charter House LLC were added to the carrying amount of the loan.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

The Company evaluated the original note agreement with Charter House LLC and the new convertible note agreement with Nova Capital, under ASC 470-50-40 “Extinguishments of Debt” (“ASC 470”). ASC 470 requires modifications to debt instruments to be evaluated to assess whether the modifications are considered “substantial modifications”. A substantial modification of terms shall be accounted for as an extinguishment. For extinguished debt, a difference between the re-acquisition price and the net carrying amount of the extinguished debt shall be recognized in income of the period of extinguishment as losses or gains. The Company determined that the change in terms pursuant to the convertible note agreement with Nova Capital met the criteria for substantial modification under ASC 470, and accordingly accounted for the modification as extinguishment of the original note, replaced by the new convertible note under the modified terms. The Company recorded a loss on extinguishment of debt of $123,200 for the six months ended June 30, 2012.

On March 20, 2012, the Company entered into an Assignment Agreement to assign 100% membership interest in Seawright Springs, LLC, a wholly owned subsidiary of the Company with substantially all of the Company's assets to Charter House LLC (the "Assignee") in exchange for an conditional agreement to forbear for a limited time pursuing certain remedies under the terms of the Charter House loans pursuant to the option agreement described above. The Charter House loans are personally guaranteed by the Company's President. An Escrow Agreement was simultaneously entered into among the parties that the Assignment Agreement is held in escrow and not to release to any party unless and until the Assignee gives written notice of the termination of the Option Agreement between the Assignee and Nova Capital. And in the event that the Optionee pays the entire option price on or before the termination date, the Assignment Agreement will become null and void.

Kent Carr Loan Transaction

At December 31, 2012, the Company had outstanding note payable due to Kent Carr in the amount of $650,000, secured by a first lien on certain real estate property of the Company in Augusta County, Virginia. On May 1, 2012, the Company further extended the maturity of the loan to October 30, 2012. As the considerations for the extension, Charter House LLC paid to Kent Carr on behalf of the Company all accrued interest through April 30, 2012, payment of principal of $100,000, and an extension fee of 1% of the outstanding principal balance.

May 1, 2012, the Company further extended the maturity of the Kent Carr loan to October 30, 2012. As the considerations for the extension, Charter House LLC paid to Kent Carr on behalf of the Company all accrued interest through April 30, 2012 of $39,000, payment of principal of $100,000, and an extension fee of 1% of the outstanding principal balance ($7,500).

Kanakis Settlement

The Company had a note payable dated January 15, 2010 due to Theodore Kanakis in the original principal amount of $150,000, which had an adjusted balance due of $212,190 and $203,235 at June 30, 2012 and December 31, 2011, respectively, pursuant to the terms of the note agreement. On April 30, 2012, the Company entered into a modification agreement with Theodore Kanakis, under which Mr. Kanakis agreed to try to sell 400,000 shares of common stock of the Company held by his IRA account at a price of $0.125 or greater per share (minimum total proceeds of $50,000). If the shares sell for $50,000 or more by May 30, 2012, then Mr. Kanakis agreed that he would accept a single payment of $70,000, minus the portion of proceeds from sale of shares that exceeded $50,000, to settle the Company’s liability under the January 15, 2010 promissory note, provided that Mr. Kanakis receives the payment in certified funds on or before July 15, 2012. Upon receipt of payment as described above, Mr. Kanakis will release his deed of trust lien on the Company’s real estate. The agreement further provides that it will be null and void in the event the Company enters into negotiations to sell the real estate that collateralizes the note before receipt of final payment on the note.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

NOTE 5 – COMMON STOCK

The Company was incorporated under the laws of the State of Delaware on October 14, 1999 under the name of Pre-Settlement Funding Corporation. The Company has authorized 100,000 shares of preferred stock, with a par value of $0.001 per share. The Company has designated 60,000 of its preferred stock as Series A Convertible Preferred Stock. As of June 30, 2012 and December 31, 2011, the Company does not have any shares of Series A Convertible Preferred Stock issued and outstanding. The Company has authorized 19,900,000 shares of common stock, with a par value of $.001 per share. As of June 30, 2012 and December 31, 2011, there were 19,098,399 and 14,348,399 shares of common stock issued and outstanding, respectively.

In addition to the 2,800,000 shares of common stock issued to Nova Capital as described in Note 4, the Company issued 1,300,000 shares of common stock, valued at $55,250, to a consultant in March 2011 for services to be provided through June 1, 2012. During the six months ended June 30, 2012, the Company also issued an aggregate of 1,300,000 shares of common stock, valued at $55,250, to vendors to settle outstanding accounts payable of $201,546.  As a result, the Company recognized $146,296 of gain from the settlement.

On May 29, 2012, the Company's President, Joel Sens, surrendered 650,000 shares of the Company's common stock for exchange into a future series of preferred stock. The shares were recorded as canceled and returned to authorized shares, although the Company remains obligated to either reissue the shares to Mr. Sens or issue Mr. Sens an equivalent amount of shares of the new series of preferred stock.  (See Note 9 – Subsequent Events).

NOTE 6 – RELATED PARTY TRANSACTIONS

Due to/from Officer

From time to time, the Company’s President, Joel Sens, has advanced funds to the Company for working capital purposes.  At times the total payment the Company repaid to the Company’s’ President and (or) the funds the President of the Company withdrew exceeded the total balance due.  Consistent with ASC 505-10-45 (“Equity-Other Presentation”), the amount recorded on the balance sheet is presented as a deduction from stockholders’ equity (deficit). This is also consistent with Rule 5-02.30 Regulation S-X of the Code of Federal Regulations.

During the six months ended June 30, 2012, the aggregate contribution and loans to the benefit of the Company by Mr. Sens, was $72,860, which was accounted for as repayment of due from officer with the excess as advances from officer. As of June 30, 2012, the balance due to officer was $61,417.

The Company’s President has guaranteed certain loans to the Company, and/or pledged certain personal property to secure loans to the Company.  The President of the Company pledged certain of his personal property including common shares of the Company he owned in connection with certain loan transactions.

Next Generation Energy Corp.

The Company's President is an officer, a director, and a significant shareholder of Next Generation Energy Corp. (“NGEC”). As of June 30, 2012 and December 31, 2011, the Company was  indebted to NGEC for $125,000 under a promissory note dated March 25, 2010, which note bears interest at 6% per annum and is due 24 months after the date of the note (Note 4).  As of June 30, 2012 and December 31, 2011, the Company was also indebted to NGEC for an aggregate of $65,000, which loan is non-interest-bearing and due on demand (Note 4). Interest expense to related parties for the six months ended June 30, 2012 and 2011 was $3,750 and $3,750, respectively.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

On April 16, 2010, the Company’s wholly owned subsidiary, Knox County Minerals, LLC ("Knox Minerals")  entered into an Assignment and Assumption Agreement with NGEC, under which Knox Minerals assigned all of its right, title and interest under a land purchase option to NGEC.  Under the Assignment and Assumption Agreement, NGEC paid Knox Minerals $600,000 in the form of a promissory note payable in full in sixty months with interest at 6% per annum. The Company has not netted the $125,000 loan from NGEC against NGEC’s $600,000 promissory note payable to Knox Minerals because the obligations are not mutual obligations that are subject to offset under the law. Furthermore, the Company did not recognize a gain or a note receivable for the $600,000 promissory note due from NGEC, based on the assessment that NGEC had limited ability to repay this note and that collection could not be reasonably assured at that time the agreement was entered into.  The Company determined to account for future amounts, if any, that it collects from NGEC as other income only at the time such collection occurs.

On March 6, 2012, the Company received 10,000,000 restricted common shares of NGEC in full settlement of the $600,000 promissory note as described above. The common shares received represents approximately 30% of the outstanding shares of NGEC, and are accounted for using the equity method of accounting.

In accordance with the equity method of accounting, the Company increases (decreases) the carrying value of its investment by a proportionate share of the investee’s earnings (losses). If losses exceed the carrying value of the investment, losses are then applied against any advances to the investee, including any commitment to provide financial support, until those amounts are reduced to zero. The equity method is then suspended until the investee has earnings. Since NGEC has negative book value, significant accumulated deficit and has not been profitable in recent years of operations, no initial value was recognized for the Company's investment in NGEC, and that the Company suspended the recording of the equity method losses as the proportionate share of net losses in NGEC exceeded the Company's original carrying value of the investment, The Company has no commitments to provide financial support or obligations to perform services or other activities for NGEC.

NOTE 7 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued liabilities as of June 30, 2012 and December 31, 2011 are comprised of the following:

	June 30, 2012	December 31, 2011
Accounts payable and accrued expenses	$174,142	$335,934
Accrued interest	618,863	477,582
Payroll taxes related liabilities	311,256	274,987
Total	$1,104,261	$1,088,503

NOTE 8 – FAIR VALUE

The carrying value of cash, accounts payable and accrued expenses approximate estimated fair values because of short maturities.

The carrying value of the derivative liability is determined using the Binomial Lattice model option pricing model. Certain assumptions used in the calculation of the derivative liability represent level-3 unobservable inputs.

Items recorded or measured at fair value on a recurring basis in the accompanying consolidated financial statements consisted of debt derivative liabilities.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

	Quoted Prices in Active Markets for Identical Instruments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Assets at fair Value
Liabilities:
Convertible debt derivative liability	$-	$-	$(24,971)	$(24,971)
Total	$-	$-	$(24,971)	$(24,971)

The following table provides a summary of changes in fair value of the Company’s Level 3 financial liabilities as of June 30, 2012:

Convertible Debt Derivative
Balance, December 31, 2011	$5,474
Total gains:
Initial fair value of debt derivative at note issuance
Mark-to-market at June 30, 2012:
- Debt Derivative	19,497
Balance, June 30, 2012	$24,971

Net loss for the three months included in earnings relating to the liabilities held at June 30, 2012	$(19,497)

NOTE 9 – SUBSEQUENT EVENTS

On May 29, 2012, Nova Capital purchased $500 of debt pursuant to the option agreement that was the obligation of the Company from Charter House LLC (see Note 4).  On July 30, 2012, the Company issued 500,000 shares of its common stock to Nova Capital in exchange for the $500 of debt.

On July 30, 2012, Nova Capital purchased $375 of debt pursuant to the option agreement that was the obligation of the Company from Charter House LLC (see Note 4).  On July 30, 2012, the Company issued 375,000 shares of its common stock to Nova Capital in exchange for the $375 of debt.

On August 16, 2012, the Company eliminated its Series A Convertible Preferred Stock.  There were no shares of Series A Preferred Stock outstanding at the time.

SEAWRIGHT HOLDINGS, INC.
(a development stage company)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012
(UNAUDITED)

On August 17, 2012, the Company designated 100,000 shares, representing 100% of the authorized preferred shares, as Series B Convertible Preferred Stock with a par value of $0.001.  Each share of the Series B Convertible Preferred Stock is convertible into 20 shares of the Company's common stock, at any time, at the holder's election, is entitled to cast two hundred and fifty (250) votes for each share of Series B Convertible Preferred Stock on any matter presented to the stockholders of the Company and participate in any declared dividend by the Board of Directors on an “as converted to common stock” basis. Upon liquidation, the holders of Series B Convertible Preferred Stock are entitled to a liquidation preference ahead of the common stock equal to the Original Purchase Price of the Series B Preferred Stock plus any accrued or declared dividends thereon.  The “Original Purchase Price” is defined as the sum of cash and the fair market value of any property or services received by the Company, of which the fair market value shall be determined by the Board of Directors, except that if the Series B Preferred Stock is issued in exchange for outstanding securities of the Company then the Original Purchase Price shall instead be the original purchase price of such other security without regard to market value of the exchanged security at the time of the exchange.

On August 17, 2012, the Company issued 90,554.05 shares of Series B Convertible Preferred Stock to Joel Sens, the Company's Chief Executive Officer, in exchange for 1,811,081 shares of the Company's common stock, including 650,000 shares of common stock that Mr. Sens had turned in for exchange on May 29, 2012.

On September 6, 2012, the Company’s board of directors and a majority of its shareholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of capital stock from 20,000,000, of which 19,900,000 are common shares and 100,000 are preferred shares, to 100,000,000 shares of capital stock, of which 99,000,000 shares will be common shares and 1,000,000 shares will be preferred shares. The amendment will not take effect until the Company has complied with Section 14 of the Securities Exchange Act of 1934 by disseminating to shareholders an information statement regarding the amendment.